As filed with the Securities and Exchange Commission on September 5, 2006


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

            Simon D. Collier, President & Principal Executive Officer
                               Two Portland Square
                              Portland, Maine 04101
                                  207-553-7110


                        Date of fiscal year end: June 30

           Date of reporting period: July 1, 2005 - December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.


                     [GRAPHIC OMITTED][GRAPHIC OMITTED]








                               SEMI-ANNUAL REPORT

                                DECEMBER 31, 2005
                                   (UNAUDITED)







                                  FUND ADVISOR:
                          Auxier Asset Management, LLC
                              5000 S.W. Meadows Rd.
                                    Suite 410
                            Lake Oswego, Oregon 97035

                   Toll Free: (877)-3AUXIER or (877) 328-9437

AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2005

                               MARKET COMMENTARY

The Auxier Focus Fund (the "Fund") ended the six-month reporting period with a gain of 3.22% vs. 5.77% for the market as measured by the S&P 500 Index ("S&P"). For the full year 2005 the Fund returned 4.58% vs. 4.91% for the S&P (including reinvested dividends). The Fund had a net exposure to stocks of approximately 70%. The Dow Jones Industrial Average ended up 1.71%, while the NASDAQ was up 1.38%. Inflation, as measured by the Consumer Price Index (CPI), ended up 3.4%. For a longer-term perspective, the Fund's 5-year and since inception (7/9/99) average annual returns were 9.04% and 8.04% vs. .54% and -.25% for the S&P, respectively. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. RETURNS SHOWN ARE FOR INVESTOR SHARES ONLY, OTHER SHARE CLASS RETURNS WILL VARY. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT THE FUND'S WEBSITE AT WWW.AUXIERASSET.COM. THE FUND CHARGES A 2.00% REDEMPTION FEE ON SHARES PURCHASED AFTER 10/11/04 AND REDEEMED WITHIN SIX MONTHS OF PURCHASE.)

The year was marked by record hurricane losses, increasing raw material and energy prices, rising short-term interest rates and a flattening yield curve. A sharp deterioration in operating fundamentals in the domestic automobile industry created additional headwinds. While these factors weighed on U.S. returns, natural resource-rich emerging markets with cheaper valuations outperformed. So far global competition and surplus savings are keeping a lid on long-term interest rates in the industrialized nations, despite an uptick in inflation. A huge shift in economic strength has benefited formerly shut-in economies that have embraced market-friendly reforms. Free trade and mobile investment flows are leading to rapid industrialization in developing countries. It took America and Britain 50 years to double their real incomes per head; China may achieve this feat in less than 10 years. The emerging economies are helping to lift world Gross Domestic Product (GDP) and offset declines due to aging populations. The global labor force has doubled with the addition of India, China and Russia. In time this should lead to increased purchasing power for imports from industrialized countries, benefiting global multinational corporations.

We believe rising commodity prices will continue to put pressure on profit margins. This is the result, in part, from an under investment in production capacity in many commodity lines over the past twenty years. A similar market environment occurred between 1966 and 1982. Careful investment selection--making exceptional picks--was extremely important as the indexes had wide trading ranges but were generally flat over that time.

Between 1966 and 1982 there were five substantial corrections (a.k.a. buying opportunities) that ranged from 25% to 45%. On average, that's a meaningful correction every 3 years. It was a market backdrop that favored the disciplined value-oriented investor. We believe solid companies from the following industries are poised to outperform in such an environment.

INDUSTRY OPPORTUNITIES

EDUCATION SERVICES
-- In a competitive knowledge-based economy, education willbe more  important than ever.
-- For-profit education companies are better at adapting to the needs of the working student.
-- The U.S. Census Bureau estimates that college graduates will earn an average of $1 million more over their working lives than high school graduates.
-- Just 30% of Americans over age 25 have earned at least a bachelor degree. -- More than half of students graduating from four-year colleges in the United
   States, and at least 75% from two-year colleges, lack the literacy to handle complex, real-life tasks such as understanding credit card offers. (WALL STREET JOURNAL)

INSURANCE
Due primarily to record U.S. hurricane losses in the gulf, global property casualty insured losses could reach $80 billion for 2005. When capacity is removed, insurance premiums go up. Conversely, floods of easy money (irrational) can be devastating.

Insurance does not go obsolete and tends to grow faster than the overall GDP. The industry is dull and uninspiring but historically profitable and enduring.

AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2005

HEALTH  CARE
The healthcare industry offers a number of promising areas for investment. A demographic backdrop featuring aging baby boomers should favor companies working on weight-related problems such as obesity, diabetes and heart disease. The Fund has benefited from consolidation trends in HMOs and pharmacy benefit managers through such holdings as WellPoint, Inc. and Express Scripts, Inc.

Large U.S. drug companies are suffering weak operating trends but the share prices reflect many of the problems. The group trades at a 30% discount to their European counterparts.

NATURAL RESOURCES
During the 20th century, commodity markets have had three long bull runs: 1906-1923, 1933-1953, and 1968-1982. Commodity bull markets have, on average, lasted 17 years in duration. It appears a new bull market started around 2000. We are constantly looking for selective, low risk ways to participate. Eighteen months ago we bought Canadian government bonds. Canada has 20% of the world's fresh water, possesses the second largest landmass, and is number two in total oil reserves. With the bonds we receive income together with the appreciation of the Canadian currency, which has tended to trade on par with the U.S. dollar during past commodity upswings.

GLOBAL DISTRIBUTION

Owing $8 trillion to foreigners is not reassuring for the U.S. dollar (and bondholders). One hedge is quality multinationals with powerful distribution arms levered into the emerging economies. Companies generating tremendous free cash flow such as Wal-Mart Stores, Inc., Anheuser-Busch Cos., Inc., and Coca-Cola Co. are well positioned to benefit from the rapid industrialization of emerging economies but are not currently priced as growth companies. In addition, when corporate earnings growth is scarce, investors tend to gravitate toward high quality companies with stable market shares and increasing dividends.

THE REWARDS OF DILIGENT SAVING AND INVESTING

To illustrate the power of compounding and the potential rewards of sticking with a disciplined savings and investment program, it is useful to periodically revisit the Ibbotson Associates performance charts. From 1925 through December 31, 2004:*

$1 invested in treasury bills = $18
$1 invested in government bonds = $65
$1 invested in large stocks = $2,500
$1 invested in small stocks = $13,000
(That daily $4 cup of Starbucks coffee is starting to look real expensive!)

Over the same period, $1,000 in stodgy Phillip Morris grew to a sum greater than $245,000,000. Mundane everyday products can be quite exciting over the long run. (PAST PERFORMANCE IS NOT AN INDICATOR OF FUTURE RESULTS.)

The above illustration highlights the importance of being invested in businesses that can endure all kinds of markets, and how expensive it can be (long-term) if one is forced out. It calls to mind a famous observation by the father of value investing, Benjamin Graham: "In the short run, the market is a voting machine, but in the long run it is a weighing machine."

It has been our experience that most investors have a low tolerance for pain, so we try to always look down first, asking how much we can lose before looking for returns. Investors need to get paid for the risk. In addition, the wrong temperament can be far more expensive than ignorance. The outgoing enforcement officer for the National Association of Securities Dealers, Barry Goldsmith, summed up most problems as resulting from people's desire to make a lot of money, in a short period of time, with no risk.

AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2005

Our goal when approaching the markets is to be rational at all times and seek to avoid permanent capital loss which interrupts the compounding process. The market is there to serve, not guide, the investor. Throughout the year there will be bouts of extreme emotional behavior and businesses will be periodically misappraised or detached from operating fundamentals. Volatility is the friend of the bargain shopper. We strive to be prepared daily by aggressively monitoring operating trends, and to take advantage of mistakes as they arise. To lower risk it is necessary to know more about each investment than the general market. A great advantage exists today for the patient, disciplined investor: one who can remain detached from the manic-depressive behavior of the herd and diligently sift through facts while focusing on the long-term.

Your trust and support is appreciated.

Jeff Auxier

*THE IBBOTSON PERFORMANCE INFORMATION IS FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT INTENDED TO REFLECT PAST OR FUTURE PERFORMANCE OF ANY ASSET ALLOCATION STRATEGY OR INVESTMENT PRODUCT. IT IS IMPORTANT TO NOTE THAT STOCKS AND U.S. GOVERNMENT SECURITIES ARE TWO DIFFERENT AND DISTINCT ASSET CLASSES. WHILE ALL INVESTMENTS ARE SUBJECT TO CERTAIN RISKS, STOCKS HAVE A GREATER DEGREE OF PRICE FLUCTUATION RISK THAN BONDS. THEREFORE, FROM A RISK/REWARD PERSPECTIVE, STOCKS ARE CONSIDERED TO HAVE MORE RISK (AND GREATER POTENTIAL REWARD) THAN BONDS. MOREOVER, SMALL CAP STOCKS ARE SUBJECT TO ADDITIONAL RISKS THAN IS CUSTOMARILY ASSOCIATED WITH STOCKS OF LARGER U.S. CORPORATIONS.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF DECEMBER 31, 2005 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST DISTRIBUTED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST READERS IN UNDERSTANDING THE FUND'S INVESTMENT METHODOLOGY AND DO NOT CONSTITUTE INVESTMENT ADVICE. AS A NON-DIVERSIFIED FUND, THE FUND WILL BE SUBJECT TO MORE INVESTMENT RISK AND POTENTIAL FOR VOLATILITY THAN A DIVERSIFIED FUND BECAUSE ITS PORTFOLIO MAY AT TIMES FOCUS ON A LIMITED NUMBER OF COMPANIES.

AUXIER FOCUS FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2005


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment in Auxier Focus Fund, including reinvestment of dividends and distributions, to the Fund's related securities index, since the Fund's inception. The Standard and Poor's 500 Composite Index (S&P) is a market weighted index composed of 500 large capitalization companies and reflets the reinvestement of dividends. The Fund is professionally managed while the S&P is unmanaged and is not available for investment. During the peroid, certain fees were waived or expenses reimbursed; otherwise, total return would have been lower. Performance data quoted represents past performance nd is no guarantee of future results. Current perfomance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the Fund's website at www.auxierasset.com. Returns greater than one year are annualized.

Performance for Investor Class shares for periods to December 10, 2004 reflects performance of the applicable share class of Auxier Focus Fund, a series of Unified Series Trust (the "Precedecessor Fund"). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds. The performance of the Fund's Investor Class shares for the period prior to December 10, 2004 reflects the expenses of the Predecessor Fund.

                              AUXIER FOCUS FUND VS.
                                  S&P 500 INDEX

                                                                                       Since Inception
Total Return on 12/31/05             6  Month     1  Year     3  Years     5  Years       07/09/99
Auxier Focus Fund, Investor Shares:      3.22%       4.58%       13.65%        9.04%        8.04%
S&P 500 Index:                           5.77%       4.91%       14.39%        0.54%      (0.25)%


Investment Value on 12/31/05
Auxier Focus Fund:        $ 16,510
S&P 500 Ind               $ 9,836


                                    [CHART]

        Date                     Auxier Focus Fund    S&P 500 Index
        7/9/1999                      10,000          10,000
       7/31/1999                      10,020           9,473
       8/31/1999                      10,040           9,426
       9/30/1999                      10,070           9,167
      10/31/1999                      10,450           9,748
      11/30/1999                      10,260           9,946
      12/31/1999                      10,294          10,531
       1/31/2000                      10,414          10,002
       2/29/2000                      10,133           9,813
       3/31/2000                      10,575          10,773
       4/30/2000                      10,234          10,449
       5/31/2000                      10,013          10,234
       6/30/2000                      10,043          10,487
       7/31/2000                       9,913          10,323
       8/31/2000                      10,374          10,964
       9/30/2000                      10,464          10,385
      10/31/2000                      10,394          10,341
      11/30/2000                      10,173           9,526
      12/31/2000                      10,711           9,573
       1/31/2001                      10,976           9,912
       2/28/2001                      10,905           9,008
       3/31/2001                      10,782           8,438
       4/30/2001                      11,108           9,093
       5/31/2001                      11,556           9,154
       6/30/2001                      11,638           8,932
       7/31/2001                      11,811           8,844
       8/31/2001                      11,790           8,290
       9/30/2001                      11,139           7,621
      10/31/2001                      11,179           7,766
      11/30/2001                      11,862           8,362
      12/31/2001                      12,068           8,435
       1/31/2002                      11,944           8,312
       2/28/2002                      12,006           8,151
       3/31/2002                      12,376           8,458
       4/30/2002                      12,325           7,945
       5/31/2002                      12,407           7,887
       6/30/2002                      11,646           7,325
       7/31/2002                      11,112           6,754
       8/31/2002                      11,215           6,798
       9/30/2002                      10,680           6,059
      10/31/2002                      10,886           6,593
      11/30/2002                      11,451           6,981
      12/31/2002                      11,248           6,571
       1/31/2003                      11,037           6,399
       2/28/2003                      10,763           6,303
       3/31/2003                      10,647           6,364
       4/30/2003                      11,332           6,888
       5/31/2003                      12,049           7,251
       6/30/2003                      12,312           7,343
       7/31/2003                      12,428           7,473
       8/31/2003                      12,776           7,619
       9/30/2003                      12,766           7,538
      10/31/2003                      13,451           7,964
      11/30/2003                      13,704           8,034
      12/31/2003                      14,256           8,455
       1/31/2004                      14,651           8,611
       2/29/2004                      14,705           8,730
       3/31/2004                      14,619           8,599
       4/30/2004                      14,502           8,464
       5/31/2004                      14,352           8,580
       6/30/2004                      14,673           8,747
       7/31/2004                      14,320           8,457
       8/31/2004                      14,374           8,491
       9/30/2004                      14,459           8,583
      10/31/2004                      14,523           8,714
      11/30/2004                      15,196           9,067
      12/31/2004                      15,787           9,376
       1/31/2005                      15,590           9,147
       2/28/2005                      15,863           9,340
       3/31/2005                      15,634           9,174
       4/30/2005                      15,437           9,000
       5/31/2005                      15,754           9,287
       6/30/2005                      15,994           9,300
       7/31/2005                      16,344           9,646
       8/31/2005                      16,180           9,558
       9/30/2005                      16,125           9,635
      10/31/2005                      15,896           9,474
      11/30/2005                      16,420           9,833
      12/31/2005                      16,510           9,836

 AUXIER FOCUS FUND
 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2005
--------------------------------------------------------------------------------

      Shares       Security Description                                                                                   Value

 COMMON STOCK - 72.5%
 CONSUMER DISCRETIONARY - 11.4%
             9,450 Apollo Group, Inc. +                                                                                     $571,347
             4,500 Career Education Corp. +                                                                                  151,740
             4,900 CBRL Group, Inc.                                                                                          172,235
            18,700 Comcast Corp., Class A +                                                                                  485,452
             4,000 Costco Wholesale Corp.                                                                                    197,880
            39,600 CVS Corp.                                                                                               1,046,232
             4,594 Discovery Holding Co., Class A +                                                                           69,599
            12,100 D.R. Horton, Inc.                                                                                         432,333
            40,650 Family Dollar Stores, Inc.                                                                              1,007,713
             8,000 FirstService Corp. +                                                                                      205,200
             2,000 Home Depot, Inc.                                                                                           80,960
             2,000 International Speedway Corp., Class A                                                                      95,800
            13,100 ITT Educational Services, Inc. +                                                                          774,341
            59,650 Lincoln Educational Services +                                                                            850,609
             3,700 Lowe's Cos., Inc.                                                                                         246,642
            45,500 MAXIMUS, Inc.                                                                                           1,669,395
             8,000 McDonald's Corp.                                                                                          269,760
             1,500 Office Depot, Inc. +                                                                                       47,100
             7,400 Signet Group plc ADR                                                                                      138,306
               200 Speedway Motorsports, Inc.                                                                                  6,934
             4,000 Southwest Airlines Co.                                                                                     65,720
            43,500 Time Warner, Inc.                                                                                         758,640
             9,550 TJX Cos., Inc.                                                                                            221,847
             6,000 Tribune Co.                                                                                               181,560
             2,650 Viacom, Inc., Class A +                                                                                    86,814
             8,150 Universal Technical Institute, Inc. +                                                                     252,161
            18,050 Wal-Mart Stores, Inc.                                                                                     844,740
             3,450 Weight Watchers International, Inc. +                                                                     170,534
            11,000 Yum! Brands, Inc.                                                                                         515,680
                                                                                                            ------------------------
                                                                                                                          11,617,274
                                                                                                            ------------------------

 CONSUMER STAPLES - 10.6%
            15,250 Alberto-Culver Co.                                                                                        697,687
           393,050 Alliance One International, Inc.                                                                        1,532,895
            18,900 Altria Group, Inc.                                                                                      1,412,208
            22,850 Anheuser-Busch Cos., Inc.                                                                                 981,636
            26,000 Avon Products, Inc.                                                                                       742,300
            53,100 Coca-Cola Co.                                                                                           2,140,461
            16,800 Diageo plc ADR                                                                                            979,440
             4,000 Estee Lauder Cos., Inc.                                                                                   133,920
            18,250 Helen of Troy, Ltd. +                                                                                     294,008
             7,500 Kroger Co. +                                                                                              141,600
            28,000 National Beverage Corp.                                                                                   273,560
             2,000 Nestle SA ADR                                                                                             149,095
            52,350 Safeway, Inc.                                                                                           1,238,601
             2,500 UST, Inc.                                                                                                 102,075
                                                                                                            ------------------------
                                                                                                                          10,819,486
                                                                                                            ------------------------

      Shares       Security Description                                                                                   Value

 ENERGY - 1.3%
             8,000 Chevron Corp.                                                                                            $454,160
            20,013 El Paso Corp.                                                                                             243,358
               800 LUKOIL ADR                                                                                                 47,600
               500 PetroChina Company, Ltd. ADR                                                                               40,980
             2,950 Petroleo Brasileiro ADR                                                                                   210,247
             1,200 Sibneft ADR                                                                                                22,800
               550 Surgutneftegaz ADR                                                                                         29,975
            17,000 Willbros Group, Inc. +                                                                                    245,480
                                                                                                            ------------------------
                                                                                                                           1,294,600
                                                                                                            ------------------------

 FINANCIALS - 22.0%
             6,400 American Express Co.                                                                                      329,344
            20,850 American International Group, Inc.                                                                      1,422,595
             1,280 Ameriprise Financial, Inc.                                                                                 52,480
            11,050 Aon Corp.                                                                                                 397,247
            35,600 Assurant, Inc.                                                                                          1,548,244
            20,608 Bank of America Corp.                                                                                     951,059
             2,000 Bank of New York, Inc.                                                                                     63,700
               502 Berkshire Hathaway, Inc., Class B +                                                                     1,473,621
             2,500 Cascade Financial Corp.                                                                                    44,382
            44,993 Citigroup, Inc.                                                                                         2,183,510
             7,450 Federal Home Loan Mortgage Corp.                                                                          486,858
            49,500 H&R Block, Inc.                                                                                         1,215,225
             5,544 JPMorgan Chase & Co.                                                                                      220,041
            78,200 Marsh & McLennan Cos., Inc.                                                                             2,483,632
            27,900 MBNA Corp.                                                                                                757,764
             5,000 Morgan Stanley                                                                                            283,700
            10,000 Old Republic International Corp.                                                                          262,600
             7,000 PMI Group, Inc.                                                                                           287,490
             9,000 RenaissanceRe Holdings, Ltd.                                                                              396,990
             3,200 Safeco Corp.                                                                                              180,800
            68,668 St. Paul Travelers Cos., Inc.                                                                           3,067,400
             2,600 Student Loan Corp.                                                                                        543,998
            65,300 UnumProvident Corp.                                                                                     1,485,575
            51,850 Waddell & Reed Financial, Inc., Class A                                                                 1,087,295
             9,246 Washington Federal, Inc.                                                                                  212,565
            23,400 Washington Mutual, Inc.                                                                                 1,017,900
                                                                                                            ------------------------
                                                                                                                          22,456,015
                                                                                                            ------------------------

 HEALTH CARE - 13.1%
             8,750 Amgen, Inc. +                                                                                             690,025
            10,000 Apria Healthcare Group, Inc. +                                                                            241,100
             3,375 Baxter International, Inc.                                                                                127,069
            83,004 BioScrip, Inc. +                                                                                          625,850
            72,550 Boston Scientific Corp. +                                                                               1,776,749
             5,000 Bristol-Myers Squibb Co.                                                                                  114,900
             4,700 Cardinal Health, Inc.                                                                                     323,125
            12,999 Coventry Health Care, Inc. +                                                                              740,423
            18,905 Express Scripts, Inc. +                                                                                 1,584,239
             4,700 Guidant Corp.                                                                                             304,325
             5,000 HCA, Inc.                                                                                                 252,500

      Shares       Security Description                                                                                   Value

            85,750 Health Management Associates, Inc., Class A                                                            $1,883,070
            13,250 Invacare Corp.                                                                                            417,243
             2,550 Medco Health Solutions, Inc. +                                                                            142,290
            11,850 Merck & Co., Inc.                                                                                         376,949
             5,000 Pfizer, Inc.                                                                                              116,600
             2,439 SeraCare Life Sciences, Inc. +                                                                             22,073
            16,000 WellPoint, Inc. +                                                                                       1,276,640
            33,300 Wyeth                                                                                                   1,534,131
            12,000 Zimmer Holdings, Inc. +                                                                                   809,280
                                                                                                            ------------------------
                                                                                                                          13,358,581
                                                                                                            ------------------------

 INDUSTRIALS - 2.6%
            71,550 AGCO Corp. +                                                                                            1,185,583
            42,000 Blount International, Inc. +                                                                              669,060
             3,000 Boeing Corp.                                                                                              210,720
             2,000 Snap-On, Inc.                                                                                              75,120
             6,000 Timken Co.                                                                                                192,120
            11,500 Tyco International, Ltd.                                                                                  331,890
                                                                                                            ------------------------
                                                                                                                           2,664,493
                                                                                                            ------------------------

 INFORMATION TECHNOLOGY - 4.8%
            38,500 BISYS Group, Inc. +                                                                                       539,385
            59,550 Cypress Semiconductor Corp. +                                                                             848,588
            12,500 Dell, Inc. +                                                                                              374,875
            53,400 eFunds Corp. +                                                                                          1,251,696
             8,400 Electronic Data Systems Corp.                                                                             201,936
            26,670 First Data Corp.                                                                                        1,147,077
               549 Freescale Semiconductor, Inc., Class B +                                                                   13,818
            18,400 Microsoft Corp.                                                                                           481,160
                                                                                                            ------------------------
                                                                                                                           4,858,535
                                                                                                            ------------------------

 MATERIALS - 2.8%
            21,200 Alcoa, Inc.                                                                                               626,884
             3,500 Companhia Vale do Rio Doce ADR                                                                            143,990
             5,000 Dow Chemical Co.                                                                                          219,100
            23,950 E.I. du Pont de Nemours & Co.                                                                           1,017,875
            11,000 Longview Fibre Co.                                                                                        228,910
            18,000 Plum Creek Timber Co., Inc.                                                                               648,900
                                                                                                            ------------------------
                                                                                                                           2,885,659
                                                                                                            ------------------------
 TELECOMMUNICATIONS - 3.4%
            35,750 AT&T, Inc.                                                                                                875,517
             4,975 Motorola, Inc.                                                                                            112,385
            48,450 SK Telecom Co., Ltd. ADR                                                                                  983,050
            59,000 Telefonos de Mexico SA ADR                                                                              1,456,120
                                                                                                            ------------------------
                                                                                                                           3,427,072
                                                                                                            ------------------------

 UTILITIES - 0.5%
            16,000 Duke Energy Corp.                                                                                         439,200
             2,200 IDACORP, Inc.                                                                                              64,460
                                                                                                            ------------------------
                                                                                                                             503,660
                                                                                                            ------------------------

 Total Common Stock (Cost $62,519,691)                                                                                    73,885,375
                                                                                                            ------------------------



      Shares       Security Description                                     Rate          Maturity                             Value

 PREFERRED STOCK - 2.1%
 CONVERTIBLE PREFERRED STOCK - 1.2%
 CONSUMER DISCRETIONARY - 0.8%
            22,375 Interpublic Group of Cos., Inc.                          5.38  %                                     $830,672
                                                                                                            ------------------------

 FINANCIALS - 0.4%
             9,800 UnumProvident Corp.                                      8.25                                             428,750
                                                                                                            ------------------------

 Total Convertible Preferred Stock (Cost $1,306,870)                                                                       1,259,422
                                                                                                            ------------------------

 NON-CONVERTIBLE PREFERRED STOCK - 0.9%
 UTILITIES - 0.9%
               305 AEP Texas Central Co.                                    4.00                                              21,874
               200 Boston Edison Co.                                        4.25                                              17,088
               400 Cincinnati  Gas & Electric Co.                           4.00                                              36,048
               300 Cincinnati  Gas & Electric Co.                           4.75                                              25,725
             1,500 Connecticut Light & Power Co.                            1.90                                              50,625
             1,000 Connecticut Light & Power Co.                            2.00                                              36,125
             1,500 Connecticut Light & Power Co.                            3.90                                              51,656
             1,500 Dayton Power & Light Co.                                 3.90                                             103,500
             1,000 Entergy New Orleans, Inc.                                4.75                                              39,000
               400 Exelon Corp.                                             3.80                                              29,900
             1,300 Great Plains Energy, Inc.                                4.50                                             104,728
             4,000 Hawaiian Electric Co.                                    4.25                                              61,000
               300 Indianapolis Power & Light Co.                           4.00                                              21,834
                78 MidAmerican Energy Co.                                   3.30                                               5,199
                80 MidAmerican Energy Co.                                   3.90                                               6,188
               100 Monongahela Power Co.                                    4.40                                               8,600
             1,300 Nothern Indiana Public Services Co.                      4.25                                              98,215
             1,000 Pacific Enterprises, Inc. - Sempra Energy                4.50                                              80,725
               945 Public Services Electric & Gas Co.                       4.08                                              74,442
               300 Westar Energy, Inc.                                      4.25                                              23,550
                                                                                                            ------------------------
 Total Non-Convertible Preferred Stock (Cost $808,264)                                                                       896,022
                                                                                                            ------------------------

 Total Preferred Stock (Cost $2,115,134)                                                                                   2,155,444
                                                                                                            ------------------------

 EXCHANGE TRADED FUNDS - 0.2%
            10,000 iShares MSCI Germany Index Fund  (Cost $94,200)                                                           202,800
                                                                                                            ------------------------

    Principal

 ASSET BACKED OBLIGATIONS - 0.7%
            30,725 Scotia Pacific Co., LLC                                  6.55         01/20/07                             25,213
           905,000 Scotia Pacific Co., LLC                                  7.11         01/20/14                            706,466
                                                                                                            ------------------------
 Total Asset Backed Obligations (Cost $868,714)                                                                              731,679
                                                                                                            ------------------------

 CORPORATE BONDS - 6.2%
 CONVERTIBLE BONDS - 0.2%
 HEALTH CARE - 0.2%
           200,000 Greenery Rehabilitation Group, Inc. (Cost $181,543)      6.50         06/15/11                            173,000


    Principal      Security Description                                     Rate         Maturity                              Value

 NON-CONVERTIBLE BONDS - 6.0%
 CONSUMER STAPLES - 0.4%
           300,000 Alliance One International, Inc. (phi)                  11.00 %       05/15/12                           $265,500
           145,000 Universal Corp.                                          6.50         02/15/06                            145,289
                                                                                                            ------------------------
                                                                                                                             410,789
                                                                                                            ------------------------

 ENERGY - 0.6%
           220,000 Coastal Corp.                                            7.50         08/15/06                            223,300
           115,000 Coastal Corp.                                            6.50         06/01/08                            114,425
           190,000 Coastal Corp.                                            6.70         02/15/27                            191,906
            50,000 Newpark Resources, Inc.                                  8.63         12/15/07                             50,250
                                                                                                            ------------------------
                                                                                                                             579,881
                                                                                                            ------------------------

 FINANCIALS - 3.4%
           205,770 Finova Group, Inc.                                       7.50         11/15/09                             73,048
           379,000 Ford Motor Credit Co.                                    6.13         01/09/06                            378,803
           355,000 Ford Motor Credit Co.                                    6.88         02/01/06                            354,243
           545,000 GB Property Funding Corp.                               11.00         09/29/05                            517,750
           520,000 GMAC                                                     6.75         01/15/06                            519,660
           670,000 GMAC                                                     6.13         09/15/06                            650,915
           100,000 GMAC                                                     5.75         10/15/06                             95,309
           670,000 GMAC                                                     4.38         12/10/07                            595,624
           200,000 GMAC                                                     6.88         09/15/11                            182,597
            80,000 Marsh & McLennan Cos., Inc.                              5.38         03/15/07                             80,180
                                                                                                            ------------------------
                                                                                                                           3,448,129
                                                                                                            ------------------------

 HEALTH CARE - 0.6%
           700,000 Tenet Healthcare Corp.                                   6.38         12/01/11                            642,250
                                                                                                            ------------------------

 INDUSTRIALS - 0.2%
            83,804 Grupo TMM SA                                            10.50         08/01/07                             85,690
            94,000 Waste Management, Inc.                                   7.38         08/01/10                            102,399
            71,000 Waste Management, Inc.                                   7.65         03/15/11                             78,608
                                                                                                            ------------------------
                                                                                                                             266,697
                                                                                                            ------------------------

 INFORMATION TECHNOLOGY - 0.1%
           100,000 Danka Business Systems                                  10.00         04/01/08                             84,500
                                                                                                            ------------------------

 UTILITIES - 0.7%
           255,000 Indianapolis Power & Light Co.                           8.00         10/15/06                            260,379
            65,000 Indianapolis Power & Light Co.                           7.38         08/01/07                             67,020
            50,000 Monongahela Power Co.                                    5.00         10/01/06                             49,984
           275,000 Sierra Pacific Power Co.                                 8.00         06/01/08                            288,750
            50,000 Southern California Edison                               6.38         01/15/06                             50,018
                                                                                                            ------------------------
                                                                                                                             716,151
                                                                                                            ------------------------

 Total Non-Convertible Bonds (Cost $6,295,312)                                                                             6,148,397
                                                                                                            ------------------------

 Total Corporate Bonds (Cost $6,476,855)                                                                                   6,321,397
                                                                                                            ------------------------

    Principal      Security Description                                     Rate         Maturity                              Value

 FOREIGN MUNICIPAL BONDS +/- - 1.5%
         1,500,000 Ontario Hydro Residual Strip                             4.67 %       10/01/20                           $653,548
           706,000 Ontario Hydro Residual Strip                             4.68         11/27/20                            304,567
         1,095,000 Ontario Hydro Residual Strip                             4.69         10/15/21                            453,071
           235,000 Ontario Hydro Residual Strip                             4.76         08/18/22                             92,484
                                                                                                            ------------------------
 Total Municipal Bonds (Cost $1,035,012)                                                                                   1,503,670
                                                                                                            ------------------------


 US TREASURY SECURITIES - 3.9%
         1,000,000 US Treasury Bill +/-                                     3.44         01/26/06                            997,522
           935,000 US Treasury Note                                         3.88         07/31/07                            927,696
           800,000 US Treasury Note                                         4.00         09/30/07                            794,688
           260,000 US Treasury Note                                         4.25         10/31/07                            259,319
           500,000 US Treasury Note                                         4.25         11/30/07                            498,692
            65,000 US Treasury Note                                         3.75         05/15/08                             64,096
           460,000 US Treasury Note                                         3.88         07/15/10                            450,980
                                                                                                            ------------------------
 Total US Treasury Securities (Cost $4,006,173)                                                                            3,992,993
                                                                                                            ------------------------

      Shares

 SHORT-TERM INVESTMENTS - 13.8%
 MONEY MARKET FUNDS - 9.9%
         5,206,425 CitiSM Institutional U.S. Treasury Reserves                                                           (5,206,425)
         4,879,080 CitiSM Institutional Cash Reserves, Class O                                                           (4,879,080)
                                                                                                            ------------------------
 Total Money Market Funds (Cost $10,085,505)                                                                              10,085,505
                                                                                                            ------------------------

 MONEY MARKET DEPOSIT ACCOUNT - 3.9%
         3,933,842 Citibank Money Market Deposit Account (Cost $3,933,842)                                                 3,933,842
                                                                                                            ------------------------
                                                                                                            ------------------------

 Total Short-Term Investments (Cost $14,019,347)                                                                          14,019,347
                                                                                                            ------------------------

 Total Investments - 100.9%  (Cost $91,135,126)*                                                                        $102,812,705
 Other Assets & Liabilities, Net - (0.9)%                                                                                  (945,469)
                                                                                                            ------------------------
                                                                                                            ------------------------
 NET ASSETS - 100.0%                                                                                                    $101,867,236
                                                                                                            ========================

                   PORTFOLIO HOLDINGS
                   % of Total Investments
                   Financials                                              25.6%
                   Health Care                                             13.8%
                   Consumer Discretionary                                  12.1%
                   Consumer Staples                                        10.9%
                   Information Technology                                   4.8%
                   Telecommunications                                       3.3%
                   Industrials                                              2.9%
                   Materials                                                2.8%
                   Utilities                                                2.1%
                   Energy                                                   1.8%
                   Short-Term Investments                                  13.6%
                   US Treasury Securities                                   3.9%
                   Municipal Bonds                                          1.5%
                   Asset Backed Obligations                                 0.7%
                   Exchange Traded Funds                                    0.2%
                                                                ----------------
                                                                          100.0%

--------------------------------------------------------------------------------
ADR American Depositary Receipt.
+ Non-income producing security.
Securities are currently   in  default   on   scheduled   interest   or
principal   payments.
Payment-in-kind bond. Issuer may make interest payments in cash or in additional debt securities. (phi)
Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $265,500 or 0.3% of net assets.
+/- Zero coupon bond.  Interest rate presented is yield to maturity.

*Cost for Federal income tax purposes is substantially the same as for financial statement purpores and net unrealized appreciation (depreciation) consists of:
Gross Unrealized Appreciation                                        $14,420,987
Gross Unrealized Depreciation                                        (2,743,408)
                                                                ----------------
Net Unrealized Appreciation (Depreciation)                           $11,677,579
                                                                ================

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
--------------------------------------------------------------------------------


ASSETS
     Total investments, at value (Cost $91,135,126)                                                                    $ 102,812,705
     Cash                                                                                                                         81
     Receivables:
         Fund shares sold                                                                                                     82,397
         Interest and dividends                                                                                              345,276
         Expense reimbursement from advisor                                                                                      756
                                                                                                             -----------------------
Total Assets                                                                                                             103,241,215
                                                                                                             -----------------------

LIABILITIES
     Payables:
         Investment securities purchased                                                                                      39,304
         Dividends                                                                                                         1,215,096
     Accrued Liabilities:
         Payables to related parties                                                                                         118,698
         Trustees' fees and expenses                                                                                             835
         Distribution fees                                                                                                        46
                                                                                                             -----------------------
Total Liabilities                                                                                                          1,373,979
                                                                                                             -----------------------

NET ASSETS                                                                                                             $ 101,867,236
                                                                                                             =======================

COMPONENTS OF NET ASSETS
     Paid-in capital                                                                                                    $ 89,758,058
     Accumulated undistributed (distributions in excess of) net investment income                                             49,661
     Accumulated net realized gain (loss) on investments and foreign currency transactions                                   381,938
     Net unrealized appreciation (depreciation) on investments and foreign currency translations                          11,677,579
                                                                                                             -----------------------

NET ASSETS                                                                                                             $ 101,867,236
                                                                                                             =======================

SHARES OF BENEFICIAL INTEREST  (UNLIMITED SHARES AUTHORIZED)
     Investor Shares                                                                                                       6,901,746
     A Shares                                                                                                                 13,100
     C Shares                                                                                                                  1,379

NET ASSET VALUE, OFFERING AND REDEMPTION  PRICE PER SHARE
     Investor Shares (based on net assets of $101,653,745)                                                                   $ 14.73
                                                                                                             -----------------------
     A Shares (based on net assets of $193,073)                                                                              $ 14.74
                                                                                                             -----------------------
     A Shares Maximum Public Offering Price Per Share (net asset value per share / 94.25%)                                   $ 15.64
                                                                                                             -----------------------
     C Shares (based on net assets of $20,418)                                                                               $ 14.80
                                                                                                             -----------------------

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------


INVESTMENT INCOME
     Interest income                                                                                                       $ 640,519
     Dividend income (net of foreign taxes withheld of $9,166)                                                               719,589
                                                                                                            ------------------------
Total Investment Income                                                                                                    1,360,108
                                                                                                            ------------------------

EXPENSES
     Investment advisor fees                                                                                                 681,069
     Distribution fees:
          A Shares                                                                                                                44
          C Shares                                                                                                                69
     Trustees' fees and expenses                                                                                               3,329
                                                                                                            ------------------------
Total Expenses                                                                                                               684,511
     Expenses reimbursed                                                                                                     (3,392)
                                                                                                            ------------------------
Net Expenses                                                                                                                 681,119
                                                                                                            ------------------------

NET INVESTMENT INCOME (LOSS)                                                                                                 678,989
                                                                                                            ------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     AND FOREIGN CURRENCY TRANSACTIONS
     Net realized gain (loss) on investments and foreign currency transactions                                             1,381,170
     Net change in unrealized appreciation (depreciation) on
     investments and foreign currency translations                                                                         1,056,982
                                                                                                            ------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     AND FOREIGN CURRENCY TRANSACTIONS                                                                                     2,438,152
                                                                                                            ------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                        $ 3,117,141
                                                                                                            ========================

----------------------------------------------------------------------------------------------------------------------
AUXIER FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------------




                                                                      Six Months Ended              Year Ended
                                                                      December 31, 2005            June 30, 2005
                                                                   ------------------------   ------------------------

OPERATIONS
     Net investment income (loss)                                                $ 678,989                  $ 857,363
     Net realized gain (loss) on investments
         and foreign currency transactions                                       1,381,170                  1,284,554
     Net change in unrealized appreciation (depreciation)
         on investments                                                          1,056,982                  4,928,926
                                                                   ------------------------   ------------------------
Increase (Decrease) in Net Assets from Operations                                3,117,141                  7,070,843
                                                                   ------------------------   ------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
     Net investment income:
         Investor Shares                                                        (1,212,706)                  (441,075)
         A Shares                                                                   (2,302)                         -
         C Shares                                                                      (88)                         -
     Net realized gains:
         Investor Shares                                                        (1,415,961)                (1,322,191)
         A Shares                                                                   (1,475)                         -
         C Shares                                                                     (283)                         -
                                                                   ------------------------   ------------------------
Total Distributions to Shareholders                                             (2,632,815)                (1,763,266)
                                                                   ------------------------   ------------------------
                                                                   ------------------------   ------------------------
Increase (Decrease) from Capital Transactions                                    4,988,005                 27,202,766
                                                                   ------------------------   ------------------------
Increase (Decrease) in Net Assets                                                5,472,331                 32,510,343

NET ASSETS
     Beginning of Period                                                        96,394,905                 63,884,562
                                                                   ------------------------   ------------------------
     End of Period (a)                                                       $ 101,867,236               $ 96,394,905
                                                                   ========================   ========================

     (a) Accumulated undistributed (distrbutions in excess of)
            net investment income                                                 $ 49,661                  $ 585,768
                                                                   ------------------------   ------------------------

------------------------------------------------------------------------------------------------------------------------------------
AUXIER FOCUS FUND
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.


                        Beginning       Net       Net Realized     Total                Distributions                         Ending
                                                                            ---------------------------------------
                        Net Asset    Investment      and            from    from Net   from Net       Total                Net Asset
                        Value Per      Income     Unrealized    Investment  Investment Realized  Distributions Redemption  Value Per
                          Share        (Loss)     Gain (Loss)   Operations  Income     Gains     to Shareholders Fees (b)      Share
                       ------------  -----------  ---------    ------------  --------- --------- ----------------  --------  -------
                       ------------  -----------  ---------    ------------  --------- --------- ----------------  --------- -------

Investor Shares

Six Months Ended
   December 31, 2005     $ 14.64   $ 0.10 (b)    $ 0.71          $ 0.81    $ (0.26)     $(0.46)     $ (0.72)           - (f) $ 14.73
Year Ended June 30, 2005   13.74     0.15 (b)      1.08            1.23      (0.08)      (0.25)       (0.33)           - (f)   14.64
Year Ended June 30, 2004   11.68     0.13 (b)      2.10            2.23      (0.17)          -        (0.17)           -       13.74
Year Ended June 30, 2003   11.33     0.20          0.42            0.62      (0.10)      (0.17)       (0.27)           -       11.68
Year Ended June 30, 2002   11.43     0.08         (0.07)           0.01      (0.09)      (0.02)       (0.11)           -       11.33
Year Ended June 30, 2001    9.99     0.17          1.43            1.60      (0.13)      (0.03)       (0.16)           -       11.43

A Shares (g) (h)

Six Months Ended
   December 31, 2005       14.81     0.10 (b)      0.21            0.31      (0.18)      (0.21)       (0.39)          0.01     14.74

C Shares (g)

Six Months Ended
   December 31, 2005       14.70     0.04 (b)      0.33            0.37     (0.06)      (0.21)       (0.27)           -       14.80

---------------------------------------------------------
(a) Annualized for periods less than one year.
(b) Calculated based on average shares outstanding for the period.
(c) Not annualized for periods less than one year.
(d) Total return does not include the effect of front-end sales charges or contingent deferred sales charges.
(e) Reflects the expense ratio excluding any waivers and/or reimbursements.
(f) Less than $0.01 per share.
(g) See Note 1 for commencement of operations.
(h) Due to shareholder redemptions, on August 21, 2005 net assets of the class were zero until September 23, 2005. Financial information presented is for the period July 8, 2005 through December 31, 2005.


------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

                                                                                     Ratios to Average
                                                                                       Net Assets (a)
                                                                     -----------------------------------------------
                                                   Net Assets at         Net                                               Portfolio
                                      Total        End of Period       Investment          Net            Gross             Turnover
                                     Return (c)(d) (000's Omitted)    Income (Loss)      Expenses        Expenses(e)        Rate (c)
                                   ------------   ---------------    --------------   ------------     -------------       ---------


Investor Shares

Six Months Ended December 31, 2005    3.22%          $ 101,654             1.35%           1.35%            1.36%                16%
Year Ended June 30, 2005              9.01%             96,395             1.09%           1.35%            1.35%                28%
Year Ended June 30, 2004             19.17%             63,885             0.97%           1.35%            1.35%                18%
Year Ended June 30, 2003              5.72%             25,141             1.89%           1.35%            1.36%                37%
Year Ended June 30, 2002              0.07%             16,638             0.73%           1.35%            1.37%                56%
Year Ended June 30, 2001             16.11%              7,084             1.56%           1.35%            1.41%                41%

A Shares

Six Months Ended December 31, 2005    3.37                 193             1.67%           1.35%            1.65%                16%

C Shares

Six Months Ended December 31, 2005    2.52                  20             0.76%           2.10%            2.37%                16%

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------
NOTE 1.  ORGANIZATION

This report relates to Auxier Focus Fund (the "Fund"), a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-eight investment portfolios. On December 10, 2004, the Fund acquired the assets and liabilities of Auxier Focus Fund, a series of Unified (the
"Predecessor Fund"), in a tax-free reorganization. The Predecessor Fund maintained substantially similar investment objectives and policies as that of the Fund. Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds. The Fund is a continuation of the Predecessor Fund and, therefore, the Fund's financial information for the period prior to December 10, 2004 is that of the Predecessor Fund.

Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers three classes of shares: Investor Shares, A Shares, and C Shares. Investor Shares, A Shares and C Shares commenced operations on July 9, 1999, July 8, 2005 and August 29, 2005, respectively. A Shares generally have a front-end sales charge. A contingent deferred sales charge of 1.00% is assessed on A Shares purchased without an initial sales charge and redeemed less than one year after they are purchased and on C Shares that are redeemed less than one year after they are purchased. Certain exceptions apply (see prospectus for more information).

The Fund's investment objective is to achieve long-term capital appreciation by investing primarily in a portfolio of common stocks that the Fund's investment advisor believes offer growth opportunities at a reasonable price. The Fund is intended for long-term investors.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. As a non-diversified fund, the Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may at times focus on a limited number of companies. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the last reported sales price or the NASDAQ Official Closing Price ("NOCP"), provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale or NOCP, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Advisor believes that the prices or values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

FOREIGN CURRENCIES - Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of equity securities are not isolated. These fluctuations are included with the net realized and unrealized gain or loss on investments.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

Each share of each class of the Fund represents an undivided, proportionate interest in the Fund. The Fund's class specific expenses include distribution (12b-1) fees.

Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

REDEMPTION FEES - To discourage short-term trading and market timing, the Fund charges a redemption fee of 2.00% of the net asset value of Shares redeemed within 180 days after they are purchased, subject to limited exceptions. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset future transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of shares held in the account. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. The Fund collected $15,649 in redemption fees for the six months ended December 31, 2005.

NOTE 3.  ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISOR - Auxier Asset Management, LLC (the "Advisor") is the investment advisor to the Fund. Pursuant to a management agreement, the Advisor receives an advisory fee at an annual rate of 1.35% of the Fund's average daily net assets. Under the terms of the management agreement, the Advisor is obligated to pay all expenses of the Fund, except brokerage fees and commissions, taxes, borrowing costs, commissions, fees and expenses of the Trustees, Rule 12b-1 expenses, and extraordinary expenses.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup") provides administration, portfolio accounting, and transfer agency services to the Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Trust's distributor (the "Distributor"). The Distributor is not affiliated with the Advisor, Citigroup or its affiliated companies. The certifying officers of the Trust are also principals of the Distributor.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act, with respect to A Shares and C Shares, ("Distribution Plan"), the Fund pays the Distributor a fee at an annual rate of 0.25% and 1.00%, respectively, of the average daily net assets of each class. The Distributor may pay some or all of these fees to various financial institutions, including the Advisor, that provide distribution or shareholder services with respect to A Shares and C
Shares. The Distribution Plan obligates the Fund to pay the Distributor compensation for the Distributor's services and not as reimbursement for certain expenses incurred. For the six months ended December 31, 2005, the Distributor received $113 for distribution fees.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

For the six months ended December 31, 2005, the Distributor retained $1,556 of the front-end sales charges assessed on the sale of A Shares. The Distributor did not retain any commissions from the contingent deferred sales charges assessed on A Shares purchased without an initial sales charge and redeemed less than one year after they are purchased. The Distributor retained $400 from the contingent deferred sales charges assessed on C Shares that were redeemed less than one year after they were purchased.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer and Principal Financial Officer to the Trust as well as certain additional compliance support functions.

TRUSTEES AND OFFICERS - Certain officers of the Trust are directors, officers, or employees of Citigroup or the Distributor.

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Advisor has contractually agreed to waive a portion of its fee and reimburse certain expenses so that net expenses do not exceed 1.35%, 1.35%, and 2.10% of the average daily net assets of Investor Shares, A Shares, and C Shares, respectively through October 31, 2006. For the six months ended December 31, 2005, the Advisor waived fees of $3,392.

NOTE 5.  SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities (including maturities), other than short-term investments, for the six months ended December 31, 2005 were as follows:

             NON US GOVERNMENT OBLIGATIONS             US GOVERNMENT OBLIGATIONS
Purchases             $14,604,985                              $3,007,458
Sales                 $12,776,432                                   -

NOTE 6.  FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of June 30, 2005, distributable earnings (accumulated losses) on a tax basis were as follows:

       Undistributed Ordinary Income                      $ 585,768
       Undistributed Long-Term Gain                         418,870
       Unrealized Appreciation (Depreciation)            10,620,214
                                                       ------------
       Total                                            $11,624,852

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sale reallocations.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------
NOTE 7.  CAPITAL TRANSACTIONS

Transactions in capital stock were as follows:

                                               FOR THE                                    FOR THE
                                          SIX MONTHS ENDED                               YEAR ENDED
                                          DECEMBER 31, 2005                             JUNE 30, 2005
                                      --------------------------------------------------------------------------------
                                           Shares               Amount                    Shares               Amount
Sale of shares:
   Investor Shares                         843,156          $12,491,446                2,658,964           $37,331,977
   A Shares                                 13,152              197,195                        -                     -
   C Shares                                  1,360               20,001                        -                     -
Reinvestment of distributions:
   Investor Shares                          91,946            1,379,196                  120,914             1,734,432
   A Shares                                     99                1,475                        -                     -
   C Shares                                     19                  283                        -                     -
Redemption of shares:
   Investor Shares                        (616,579)          (9,114,996)                (846,514)          (11,876,091)
   A Shares                                   (151)              (2,244)                                             -
                                                  -              15,649                                         12,448
Redemption fees                         -----------------------------------             ------------------------------
Increase (decrease) from capital           333,002           $4,988,005                  1,933,364         $27,202,766
transactions                               =======           ==========                  =========         ===========

NOTE 8.  PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (877) 328-9437, on the Fund's web site at www.auxierasset.com/focus_fund.htm and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 328-9437 and on the SEC's web site at www.sec.gov.

NOTE 9. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's, and the Predecessor Fund's, Forms N-Q are available, without charge, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

NOTE 10. SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 (or the class' inception date) through December 31, 2005.

--------------------------------------------------------------------------------
AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                  BEGINNING                  ENDING                 EXPENSES PAID                  ANNUALIZED
                               ACCOUNT VALUE*             ACCOUNT VALUE             DURING PERIOD*                EXPENSE RATIO*
INVESTOR SHARES
Actual Return                     $1,000.00                 $1,032.25                   $6.92                        1.35%
Hypothetical Return               $1,000.00                 $1,018.40                   $6.87                        1.35%
A SHARES
Actual Return                     $1,000.00                 $1,033.66                   $3.76                        1.35%
Hypothetical Return               $1,000.00                 $1,018.40                   $6.87                        1.35%
C SHARES
Actual Return                     $1,000.00                 $1,025.18                   $7.40                        2.10%
Hypothetical Return               $1,000.00                 $1,014.62                  $10.66                        2.10%

*Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 to reflect the half-year period (except for the Fund's A and C class' actual return information which reflects the 177-day and 125-day periods ended December 31, respectively, due to their inception date occurring during the period).

NOTE 11. OTHER INFORMATION

On December 31, 2005, two shareholders held approximately 53% of the outstanding shares of the Fund. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]




                              FOR MORE INFORMATION

                                  P.O. Box 446
                              Portland, Maine 04112
                                  (877)-3AUXIER
                                 (877) 328-9437

                               INVESTMENT ADVISOR
                          Auxier Asset Management, LLC
                             5000 S.W. Meadows Road
                                    Suite 410
                            Lake Oswego, Oregon 97035

                                 TRANSFER AGENT
                          Citigroup Fund Services, LLC
                                  P.O. Box 446
                              Portland, Maine 04112

                                   DISTRIBUTOR
                             Foreside Fund Services
                         Two Portland Square, 1st Floor
                              Portland, Maine 04101
                                www.foresides.com


   This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

[LOGO]
DFDENT

                                    PREMIER
                                  GROWTH FUND

                              SEMI-ANNUAL REPORT
                                  (UNAUDITED)

                               DECEMBER 31, 2005




[LOGO]
DFDENT

                               AND COMPANY, INC.
                             --------------------
                              INVESTMENT COUNSEL

                               2 PORTLAND SQUARE
                             PORTLAND, MAINE 04101
                          (866) 2DF-DENT (TOLL FREE)

DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2005

Dear Fellow Shareholders:

Your Fund experienced a +10.48% total return for the first 6 months of the current fiscal year (7/1/2005 - 12/31/2005) compared to a +5.77% total return for the S&P 500 Composite Index ("S&P 500"), the benchmark we use for performance comparisons. For the 2005 calendar year, your Fund generated a +12.36% total return versus the S&P 500 Index total return of +4.91%. Since inception (7/16/01), the Fund has a cumulative return of +45.17% versus the S&P 500 Index cumulative return of +12.06% and an average annual return of +8.72% versus the S&P Index average annual return of +2.59%. Consequently, your Fund has outperformed the S&P Index by +4.71%, +7.45% and +33.11% for the past 6 months, one year and since inception periods, respectively. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (866) 2DF-DENT.)

For the year ending 12/31/05, Lipper Inc. ranked your Fund at #103 out of 409 funds in their Multi-Cap Growth Funds peer group, which put your Fund in the top 26%. Recent Lipper rankings are as follows:

  AS OF JANUARY 31, 2006    FUND RANKING          OUT OF           PERCENTILE
  ----------------------    ------------          ------           ----------
  One Year                      205                411                50%
  Two Years                      74                388                19%
  Three Years                    71                364                20%

Lipper is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

In my letter to shareholders one year ago, I commented that after six years in a row of small companies (as measured by the Russell 2000 Index) outperforming large capitalization companies (as measured by the S&P 500 Composite Index), we believed that the mid to large capitalization companies were "entering a period of improving relative performance." In 2005, the S&P 500 generated total return of +4.91% versus 4.55% for the Russell 2000. Past cycles would suggest that this improving relative performance of mid to large capitalization companies bodes well for future sustainability. Accordingly, on 12/31/2005 slightly more than 80% of your Fund was allocated to mid and large capitalization equities as indicated below:

                          Large Capitalization  34.87%
                          Mid Capitalization..  45.67%
                          Small Capitalization  16.01%
                          Reserve Funds.......   3.45%
                                               ------
                          Total Fund.......... 100.00%
                                               ======

Since we envision multi-year holding periods in your Fund's investments, the portfolio turnover (and therefore transaction costs) are held to a minimum. For the 12 months ending 12/31/05, your Fund's turnover rate

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2005

(sales divided by average capital base) was 7.98% versus an egregiously costly (in our opinion) mid cap mutual fund average of 115% as reported by Morningstar. Furthermore, about 1/3 of last year's 7.98% turnover rate resulted from the cash tender offer for your Fund's holding in TBC Corporation, the country's largest tire retailer.

The major shift of emphasis in the Fund over the past year was to reduce interest rate-sensitive sectors in favor of industrial and capital investment-sensitive sectors. Banking, financial services and insurance as a group were reduced by 9.2%, and merchandising was reduced by 2.5%. Distribution and industrial supplies along with transportation were increased by 6.8%.

In the past, equity market recovery cycles have been front-end loaded. From the market trough in 2002, your Fund has recorded +33.99%, +17.88%, and +12.36% returns for the past three calendar years, respectively, exceeding the benchmark S&P 500 return each year. We would expect diminished returns relative to the past 3 years as the recent bull market matures. At the same time, we have great confidence in your Fund's holdings as they represent what we believe to be attractive growth companies driven by managements with proven track records demonstrated by their ability to execute and to deliver results.

Once again, we thank you for entrusting your money to the DF Dent Premier Growth Fund and we will work hard on your behalf.

Respectfully submitted,
/s/

Dan Dent
D.F. Dent & Co.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2005


For the first six months of the fiscal year beginning July 1, 2005, your Fund experienced a total return of +10.48% versus a total return of +5.77% for the S&P 500 Index, the benchmark we use for performance comparisons. Cumulative performance versus the S&P 500 Index for various periods ending December 31, 2005 was as follows:

                               DF DENT PREMIER
      PERIOD ENDED 12/31/05      GROWTH FUND   S&P 500 INDEX OUTPERFORMANCE
     ------------------------  --------------- ------------- --------------
     Six Months                    +10.48%        + 5.77%       + 4.71%
     Twelve Months                 +12.36%        + 4.91%       + 7.45%
     Inception (7/16/01)           +45.17%        +12.06%       +33.11%

Interestingly, or perhaps coincidentally, the outperformance of 33.11% since inception 4.5 years ago is about 4.5 times the outperformance of the 7.45% for the past 12 months. In other words, the outperformance for the past 12 months tracked exactly in line with the outperformance since inception.

In the Multi-Cap Growth peer group, Lipper Inc. has ranked the performance of the DF Dent Premier Growth Fund for periods ending December 31, 2005 as follows:

                                         ONE YEAR TWO YEARS THREE YEARS
        -                                -------- --------- -----------
        DFDPX Rank                           103       39         68
        Number of Multi-Cap Growth Funds     409      388        358
        Percent Ranking                      26%      10%        19%
        DFDPX Annual Total Return         12.36%   15.09%     21.07%
        Peer Group Average Total Return    8.80%    9.90%     18.09%

Your Fund made its initial capital gain distribution of $0.0991696 per share on December 13, 2005. To the extent that long-term capital gains are realized, it is the Fund's objective to distribute a modest level of capital to shareholders in December each year. As a growth fund, it is the adviser's policy not to distribute ordinary income but to distribute long-term realized capital gains, which for most taxable shareholders would be taxed at lower rates.

The most significant factors affecting your Fund's performance this fiscal year (beginning July 1, 2005) as well as calendar 2005 were surging energy prices, rising short-term interest rates, confusing signals on future growth amid strong current corporate profits, the aftermath of Hurricane Katrina, and heightened regulatory scrutiny of insurance companies. Some portfolio companies benefited from these developments, while the stocks of other companies suffered from these market pressures.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2005


POSTIVES

Your Fund's investments in the energy sector (Apache Corp., Burlington Resources, Inc., St. Mary Land & Exploration Co., Schlumberger Ltd., Chicago Bridge and Iron Co. NV) all benefited from rising energy prices, and all made significant positive contributions to performance. Those companies with clearly defined growth prospects such as Fastenal Co. and Qualcomm, Inc. performed well as they reported strong earnings, and investors gained confidence in their future prospects in an uncertain environment. Fastenal reported $4 million of additional sales resulting from Katrina and Rita, while Iron Mountain, a records management and data protection company, reported that its "four facilities in New Orleans have withstood Hurricane Katrina and that customer records and media are safe and well protected." This news and strong third quarter earnings reports caused the stocks of Fastenal, Qualcomm and Iron Mountain to make the list below of the 5 best performing stocks for the past 6 months.

NEGATIVES

Rising short-term interest rates pressured the net interest margins of banks and the bond portfolios of insurance companies. Yet both Asian ethnic banks in the portfolio, East-West Bancorp, Inc. and UCBH Holdings, Inc., turned in positive contributions to your Fund due to continued strong loan growth and improved earnings. Shares of North Fork Bancorp, Inc. registered a modest decline in the past 6 months. This season's hurricanes resulted in record claims for insurance companies. Regulatory scrutiny over accounting and risk structure affected the stock of RenaissanceRe Holdings Ltd. in particular. Both RenaissanceRe and White Mountains Insurance Group Ltd. were on the list below of the 5 worst performing stocks in the Fund's portfolio.

The primary strategy employed in managing your Fund is to identify well-managed growth companies, to invest in their common stocks at reasonable prices and to hold these stocks for a long period of time. Your Fund outperformed its S&P 500 benchmark in each calendar quarter of the past year largely because the vast majority of companies in the portfolio met or exceeded the strong earnings expectations held by investors over the past year. While your Fund cannot be expected to outperform the benchmark every quarter or every year in the future, it is the adviser's fundamental belief that over a longer period of time a portfolio of companies growing faster than the general market should be well positioned to outperform the market benchmark.

The key trends which had a sustained positive impact on the Fund, as previously reported one year ago, were:

    1) Sustained strength in the Southeast Asian economies. This benefited companies such as Expeditors International Washington, Inc., Qualcomm, Inc., and United Parcel Service, Inc.
    2) High energy prices. Apache Corp., Burlington Resources, Inc. and St. Mary Land & Exploration Co. benefited from high prices for oil and natural gas in particular.
    3) Corporate outsourcing. Paychex, Inc., Bright Horizons Family Solutions, Inc., and Caremark Rx, Inc. all provide outsourced services to corporate employees.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2005


Those securities which contributed the most and declined the most during the past fiscal year were:

        5 BEST CONTRIBUTORS
        -------------------                  -                  -
                                   REALIZED & UNREALIZED
                                     APPRECIATION AND
                                      INCOME FOR THE
                                       PERIOD ENDED         PER SHARE
        INVESTMENTS                  DECEMBER 31, 2005   AS OF 12/31/05*
        -----------                --------------------- ---------------
        Garmin Ltd.                      $589,994.12          15.7c
        Fastenal Co.                      374,745.00           9.9c
        Iron Mountain, Inc.               341,450.00           9.1c
        Qualcomm, Inc.                    325,565.00           8.6c
        Burlington Resources, Inc.        298,724.49           7.9c
                                       -------------          ----
        Total                          $1,930,478.61          51.2c
                                       =============          ====

   5 POOREST CONTRIBUTORS
   ----------------------                         -                  -
                                        REALIZED & UNREALIZED
                                          DEPRECIATION AND
                                           INCOME FOR THE
                                            PERIOD ENDED         PER SHARE
   INVESTMENTS                            DECEMBER 31, 2005   AS OF 12/31/05*
   -----------                          --------------------- ---------------
   The Yankee Candle Co., Inc.              ($232,652.00)           (6.2c)
   Invitrogen Corp.                          (165,592.74)           (4.4c)
   White Mountains Insurance Group Ltd.      (136,310.00)           (3.6c)
   Zimmer Holdings, Inc.                     (103,038.00)           (2.7c)
   RenaissanceRe Holdings Ltd.                (94,600.00)           (2.5c)
                                            ------------           -----
   Total                                    ($732,192.74)          (19.4c)
                                            ============           =====

----------------------------------------
* Per share contribution calculations are based upon 3,768,646.467 shares of DF Dent Premier Growth Fund outstanding as of 12/31/2005.

IN ADDITION TO INVESTING IN LARGE COMPANIES, THE FUND INVESTS IN SMALL AND MEDIUM SIZE COMPANIES. INVESTMENTS IN THESE COMPANIES, ESPECIALLY SMALLER COMPANIES, CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS INCREASED VOLATILITY OF EARNINGS AND PROSPECTS, NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK.

THE VIEWS IN THIS REPORT OF THE FUND MANAGER WERE PRIMARILY AS OF DECEMBER 31, 2005 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
FIVE LARGEST EQUITY HOLDINGS
DECEMBER 31, 2005


                          DF DENT PREMIER GROWTH FUND
                         FIVE LARGEST EQUITY HOLDINGS
                               DECEMBER 31, 2005

                                                               PERCENT OF
                                                               NET ASSETS
     QUANTITY         SECURITY         TOTAL COST MARKET VALUE OF THE FUND
     --------         --------         ---------- ------------ -----------

      43,000  Fastenal Co.             $  902,560  $1,685,170      3.1%
      22,500  Idexx Laboratories, Inc.  1,251,115   1,619,550      3.0%
      24,000  Garmin Ltd.               1,025,231   1,592,400      2.9%
      27,500  Tractor Supply Co.          881,969   1,455,850      2.7%
      33,500  Qualcomm, Inc.              886,995   1,443,180      2.7%

The portfolio holdings are subject to change based upon Adviser portfolio trading activity.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2005

The graph and table reflect the change in value of a hypothetical $100,000 investment in the DF Dent Premier Growth Fund, including reinvestment of dividends and distributions, compared with a broad-based securities market index, since inception. The S&P 500 Index (the "Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment.

PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. DURING THE PERIOD, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS GREATER THAN ONE YEAR ARE ANNUALIZED.

        TOTAL RETURN                                     SINCE INCEPTION
        AS OF 12/31/05               SIX MONTHS ONE YEAR    07/16/01
        --------------               ---------- -------- ---------------
         DFDent Premier Growth Fund     10.48%   12.36%       8.72%
         S&P 500 Index                   5.77%    4.91%       2.59%
        INVESTMENT VALUE ON 12/31/05
        ----------------------------     -         -            -
         DFDent Premier Growth Fund   $145,175
         S&P 500 Index                $112,058

                                    [CHART]

                       DF Dent Premier Growth Fund     S&P 500 Index
                       ---------------------------     -------------
 7/16/2001                       100,000                  100,000
 7/31/2001                       102,600                  100,752
 8/31/2001                        98,700                   94,445
 9/30/2001                        93,400                   86,818
10/31/2001                        95,800                   88,474
11/30/2001                       102,000                   95,260
12/31/2001                       105,300                   96,095
 1/31/2002                       101,000                   94,692
 2/28/2002                       101,000                   92,866
 3/31/2002                       102,400                   96,359
 4/30/2002                        99,800                   90,517
 5/31/2002                        99,200                   89,850
 6/30/2002                        89,200                   83,450
 7/31/2002                        83,000                   76,945
 8/31/2002                        84,200                   77,450
 9/30/2002                        77,600                   69,033
10/31/2002                        81,700                   75,109
11/30/2002                        85,600                   79,529
12/31/2002                        81,800                   74,857
 1/31/2003                        79,900                   72,896
 2/28/2003                        78,300                   71,803
 3/31/2003                        77,700                   72,500
 4/30/2003                        85,400                   78,472
 5/31/2003                        90,500                   82,606
 6/30/2003                        91,500                   83,660
 7/31/2003                        94,600                   85,135
 8/31/2003                        98,600                   86,795
 9/30/2003                        96,300                   85,873
10/31/2003                       103,600                   90,731
11/30/2003                       106,500                   91,530
12/31/2003                       109,600                   96,330
 1/31/2004                       113,200                   98,098
 2/29/2004                       115,800                   99,461
 3/31/2004                       117,000                   97,961
 4/30/2004                       116,600                   96,423
 5/31/2004                       116,000                   97,746
 6/30/2004                       119,000                   99,647
 7/31/2004                       115,100                   96,349
 8/31/2004                       113,500                   96,739
 9/30/2004                       116,700                   97,786
10/31/2004                       117,900                   99,280
11/30/2004                       124,900                  103,297
12/31/2004                       129,200                  106,812
 1/31/2005                       125,900                  104,209
 2/28/2005                       129,200                  106,402
 3/31/2005                       127,300                  104,518
 4/30/2005                       123,300                  102,535
 5/31/2005                       128,700                  105,798
 6/30/2005                       131,400                  105,948
 7/31/2005                       138,900                  109,888
 8/31/2005                       138,800                  108,886
 9/30/2005                       139,700                  109,767
10/31/2005                       137,500                  107,938
11/30/2005                       144,700                  112,020
12/31/2005                       145,175                  112,058




                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005

           SHARES         SECURITY DESCRIPTION             VALUE
           ------ ------------------------------------- ------------
           COMMON STOCK - 96.7%
           AUTOMOTIVE - 4.3%
           45,400 Keystone Automotive Industries, Inc.+ $  1,429,192
           28,000 O'Reilly Automotive, Inc.+                 896,280
                                                        ------------
                                                           2,325,472
                                                        ------------
           BANKING - 4.3%
           19,500 East-West Bancorp, Inc.                    711,555
           42,500 North Fork Bancorp., Inc.                1,162,800
           25,000 UCBH Holdings, Inc.                        447,000
                                                        ------------
                                                           2,321,355
                                                        ------------
           BUSINESS SERVICES - 4.7%
           31,000 Iron Mountain, Inc.+                     1,308,820
           33,000 Paychex, Inc.                            1,257,960
                                                        ------------
                                                           2,566,780
                                                        ------------
           COMMUNICATION EQUIPMENT - 2.7%
           33,500 QUALCOMM, Inc.                           1,443,180
                                                        ------------
           COMMUNICATION SERVICES - 0.9%
            5,500 Amdocs Ltd.+                               151,250
           13,500 American Tower Corp., Class A+             365,850
                                                        ------------
                                                             517,100
                                                        ------------
           CONSUMER DISCRETIONARY - 1.8%
           18,500 Carnival Corp.                             989,195
                                                        ------------
           DISTRIBUTION & INDUSTRIAL SUPPLIES - 9.5%
           10,500 Actuant Corp., Class A                     585,900
           39,000 Donaldson Co., Inc.                      1,240,200
           43,000 Fastenal Co.                             1,685,170
           33,000 Raven Industries, Inc.                     952,050
           19,500 SCP Pool Corp.                             725,790
                                                        ------------
                .                                          5,189,110
                                                        ------------
           EDUCATION - 1.7%
           28,000 Education Management Corp.+                938,280
                                                        ------------
           ELECTRONICS - 2.9%
           24,000 Garmin Ltd.                              1,592,400
                                                        ------------
           ENERGY SERVICES - 1.3%
            7,000 Schlumberger Ltd.                          680,050
                                                        ------------
           ENERGY SOURCES - 4.6%
           12,000 Apache Corp.                               822,240
            9,000 Burlington Resources, Inc.                 775,800
           24,900 St. Mary Land & Exploration Co.            916,569
                                                        ------------
                                                           2,514,609
                                                        ------------

             SHARES        SECURITY DESCRIPTION           VALUE
             ------ ---------------------------------- ------------
             ENTERTAINMENT - 4.0%
              3,500 CCE Spinco, Inc.+                  $     45,850
             28,000 Clear Channel Communications,
                    Inc.                                    880,600
             22,000 Comcast Corp., Class A+                 565,180
              1,482 Time Warner, Inc.                        25,846
             28,000 Walt Disney Co.                         671,160
                                                       ------------
                                                          2,188,636
                                                       ------------
             FINANCIAL SERVICES - 7.0%
             17,000 First Data Corp.                        731,170
             22,000 Fiserv, Inc.+                           951,940
             31,000 Jack Henry & Associates, Inc.           591,480
              4,500 SLM Corp.                               247,905
             18,000 T. Rowe Price Group, Inc.             1,296,540
                                                       ------------
                                                          3,819,035
                                                       ------------
             HEALTH CARE - 0.8%
              7,000 Johnson & Johnson                       420,700
                                                       ------------
             HEALTH CARE SERVICES - 1.9%
             20,000 Caremark Rx, Inc.+                    1,035,800
                                                       ------------
             HOME IMPROVEMENTS - 2.4%
             15,000 Mohawk Industries, Inc.+              1,304,700
                                                       ------------
             HOUSEHOLD PRODUCTS - 2.6%
             24,000 Procter & Gamble Co.                  1,389,120
                                                       ------------
             INFRASTRUCTURE - 2.5%
             53,000 Chicago Bridge & Iron Co. NV          1,336,130
                                                       ------------
             INSURANCE - 5.8%
              4,400 American International Group, Inc.      300,212
             26,000 Brown & Brown, Inc.                     794,040
             20,000 RenaissanceRe Holdings Ltd.             882,200
              2,100 White Mountains Insurance Group
                    Ltd.                                  1,172,955
                                                       ------------
                                                          3,149,407
                                                       ------------
             IT SERVICES - 1.2%
             21,000 SRA International, Inc., Class A+       641,340
                                                       ------------
             LIFE SCIENCES - 8.8%
             22,500 Idexx Laboratories, Inc.+             1,619,550
             13,500 Invitrogen Corp.+                       899,640
             15,500 Laboratory Corp. of America
                    Holdings+                               834,675
             50,000 VCA Antech, Inc.+                     1,410,000
                                                       ------------
                                                          4,763,865
                                                       ------------

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005

              SHARES          SECURITY DESCRIPTION          VALUE
              ----------  ----------------------------  ------------
             LOGISTICS - 3.2%
                 10,500   Expeditors International
                          Washington, Inc.              $    708,855
                  3,500   United Parcel Service, Inc.,
                          Class B                            263,025
                  8,000   UTI Worldwide, Inc.                742,720
                                                        ------------
                                                           1,714,600
                                                        ------------
             MEDICAL PRODUCTS - 4.9%
                 24,500   Medtronic, Inc.                  1,410,465
                 18,500   Zimmer Holdings, Inc.+           1,247,640
                                                        ------------
                                                           2,658,105
                                                        ------------
             MERCHANDISING - 7.8%
                 27,500   Tractor Supply Co.+              1,455,850
                 21,000   Walgreen Co.                       929,460
                 10,000   Whole Foods Market, Inc.           773,900
                 42,000   Yankee Candle Co., Inc.          1,075,200
                                                        ------------
                                                           4,234,410
                                                        ------------
             PHARMACEUTICALS - 1.0%
                  7,000   Amgen, Inc.+                       552,020
                                                        ------------
             SERVICES - 0.8%
                 12,200   Bright Horizons Family
                          Solutions, Inc.+                   452,010
                                                        ------------
             TRANSPORTATION - 3.3%
                 16,500   General Maritime Corp.             611,160
                 66,000   OMI Corp.                        1,197,900
                                                        ------------
                                                           1,809,060
                                                        ------------
             Total Common Stock (Cost $41,262,444)        52,546,469
                                                        ------------

             PRINCIPAL
              ----------
             SHORT-TERM INVESTMENT - 3.5%
             MONEY MARKET DEPOSIT ACCOUNT - 3.5%
             $1,889,176   Citibank Money Market
                          Deposit Account, 3.95%
                          (Cost $1,889,176)                1,889,176
                                                        ------------
             TOTAL INVESTMENTS - 100.2%
                          (COST $43,151,620)*           $ 54,435,645
             Other Assets and Liabilities, Net - (0.2)%      (94,296)
                                                        ------------
             TOTAL NET ASSETS - 100.0%                  $ 54,341,349
                                                        ============

                    PORTFOLIO HOLDINGS
                    % OF NET ASSETS
                    Automotive                         4.3%
                    Banking                            4.3%
                    Business Services                  4.7%
                    Communication Equipment            2.7%
                    Communication Services             0.9%
                    Consumer Discretionary             1.8%
                    Distribution & Industrial Supplies 9.5%
                    Education                          1.7%
                    Electronics                        2.9%
                    Energy Services                    1.3%
                    Energy Sources                     4.6%
                    Entertainment                      4.0%
                    Financial Services                 7.0%
                    Health Care                        0.8%
                    Health Care Services               1.9%
                    Home Improvements                  2.4%
                    Household Products                 2.6%
                    Infrastructure                     2.5%
                    Insurance                          5.8%
                    IT Services                        1.2%
                    Life Sciences                      8.8%
                    Logistics                          3.2%
                    Medical Products                   4.9%
                    Merchandising                      7.8%
                    Pharmaceuticals                    1.0%
                    Services                           0.8%
                    Transportation                     3.3%
                    Short-Term Investments             3.5%

----------------------------------------

+Non-income producing security.

*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $11,996,032
            Gross Unrealized Depreciation                 (712,007)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $11,284,025
                                                       ===========

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
   Total investments, at value (Cost $43,151,620)                                  $54,435,645
   Receivables:
     Dividends                                                                          42,359
   Prepaid expenses                                                                      5,050
                                                                                   -----------

Total Assets                                                                        54,483,054
                                                                                   -----------

LIABILITIES
   Payables:
     Payable to custodian                                                                3,900
   Accrued Liabilities:
     Investment adviser fees                                                            93,382
     Trustees' fees and expenses                                                           324
     Compliance services fees                                                            1,357
     Other expenses                                                                     42,742
                                                                                   -----------

Total Liabilities                                                                      141,705
                                                                                   -----------

NET ASSETS                                                                         $54,341,349
                                                                                   ===========

COMPONENTS OF NET ASSETS
   Paid-in capital                                                                 $42,788,577
   Accumulated net investment income (loss)                                            (67,498)
   Accumulated net realized gain (loss) on investments                                 336,245
   Unrealized appreciation (depreciation) on investments                            11,284,025
                                                                                   -----------

NET ASSETS                                                                         $54,341,349
                                                                                   ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Based on net assets of $54,341,349 and 3,768,646 shares outstanding (unlimited
     shares authorized)                                                            $     14.42
                                                                                   ===========

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2005


INVESTMENT INCOME
   Interest Income                                                      $   22,914
   Dividend income (Net of foreign withholding tax of $2,578)              207,928
                                                                        ----------
Total Investment Income                                                    230,842
                                                                        ----------

EXPENSES
   Investment adviser fees                                                 238,767
   Administrator fees                                                       36,549
   Transfer agency fees                                                     16,504
   Custodian fees                                                            6,351
   Accountant fees                                                          26,140
   Professional fees                                                        18,792
   Trustees' fees and expenses                                               1,428
   Compliance services fees                                                 13,290
   Registration fees                                                         4,215
   Miscellaneous expenses                                                   13,261
                                                                        ----------
Total Expenses                                                             375,297
   Fees waived                                                             (76,957)
                                                                        ----------
Net Expenses                                                               298,340
                                                                        ----------

NET INVESTMENT INCOME (LOSS)                                               (67,498)
                                                                        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                 731,128
   Net change in unrealized appreciation (depreciation) on investments   4,014,629
                                                                        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   4,745,757
                                                                        ----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $4,678,259
                                                                        ==========

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                            Six Months Ended   Year Ended
                                                            December 31, 2005 June 30, 2005
                                                            ----------------- -------------
OPERATIONS
   Net investment income (loss)                                $   (67,498)    $  (125,284)
   Net realized gain (loss) on investments                         731,128              (6)
   Net change in unrealized appreciation (depreciation) on
     investments                                                 4,014,629       3,583,048
                                                               -----------     -----------
Increase (Decrease) in Net Assets from Operations                4,678,259       3,457,758
                                                               -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net realized gain on investments                               (369,589)              -
                                                               -----------     -----------

CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                9,965,627      18,410,853
   Reinvestment of distributions                                   348,728               -
   Redemption of shares                                         (1,756,730)       (776,600)
                                                               -----------     -----------
Increase (Decrease) from Capital Transactions                    8,557,625      17,634,253
                                                               -----------     -----------

Increase (Decrease) in Net Assets                               12,866,295      21,092,011

NET ASSETS
   Beginning of Period                                          41,475,054      20,383,043
                                                               -----------     -----------
   End of Period (a)                                           $54,341,349     $41,475,054
                                                               ===========     ===========

SHARE TRANSACTIONS
   Sale of shares                                                  717,045       1,503,942
   Reinvestment of distributions                                    23,771               -
   Redemption of shares                                           (128,534)        (60,903)
                                                               -----------     -----------
Increase (Decrease) in Shares                                      612,282       1,443,039
                                                               ===========     ===========
(a) Accumulated net investment income (loss)                   $   (67,498)    $         -
                                                               -----------     -----------

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

                                       Six Months                                      July 16, 2001 (a)
                                         Ended      Year Ended   Year Ended Year Ended      through
                                      December 31,   June 30,     June 30,   June 30,      June 30,
                                          2005         2005         2004       2003          2002
                                      ------------  ----------   ---------- ---------- -----------------
NET ASSET VALUE, BEGINNING OF
PERIOD                                  $ 13.14      $ 11.90      $  9.15    $  8.92        $ 10.00
                                        -------      -------      -------    -------        -------

OPERATIONS
   Net investment income (loss)           (0.02)(b)    (0.05)(b)    (0.04)     (0.03)         (0.03)
   Net realized and unrealized gain
     (loss) on investments                 1.40         1.29         2.79       0.26          (1.05)
                                        -------      -------      -------    -------        -------
Total from Investment Operations           1.38         1.24         2.75       0.23          (1.08)
                                        -------      -------      -------    -------        -------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
   Net realized gain on
     investments                          (0.10)           -            -          -              -
                                        -------      -------      -------    -------        -------

NET ASSET VALUE, END OF PERIOD          $ 14.42      $ 13.14      $ 11.90    $  9.15        $  8.92
                                        =======      =======      =======    =======        =======

TOTAL RETURN (C)                          10.48%       10.42%       30.06%      2.58%        (10.80%)

RATIO/SUPPLEMENTARY DATA:
   Net Assets at End of Period
     (000's omitted)                    $54,341      $41,475      $20,383    $11,497        $ 7,490
   Ratios to average net assets (d):
     Net expenses                          1.25%        1.25%        1.25%      1.25%          1.25%
     Gross expenses (e)                    1.57%        1.71%        2.09%      2.67%          3.25%
     Net investment income (loss)         (0.28%)      (0.40%)      (0.58%)    (0.37%)        (0.47%)

PORTFOLIO TURNOVER RATE (C)                   4%           7%          20%        14%             0%

----------------------------------------
(a) Commencement of operations.
(b) Calculated based on average shares outstanding during the period.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

NOTE 1. ORGANIZATION

This report relates to the DF Dent Premier Growth Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on July 16, 2001. The Fund seeks long-term capital appreciation by investing primarily in medium and large size domestic companies.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The Fund invests in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the last reported sales price or the NASDAQ Official Closing Price ("NOCP"), provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale or NOCP, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005


DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles, generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one fund are allocated among the respective series in proportion to each series' average daily net assets.

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - D.F. Dent & Company, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

INVESTMENT ADVISORY AGREEMENT APPROVAL - At the September 22, 2005 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the "Advisory Agreement"). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and the Administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (3) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the primary factors on which the Board focused are discussed below.

The Board met with a senior representative of the Adviser and discussed the Adviser's personnel, operations and financial condition. Specifically, the Board discussed with the Adviser the adequacy of its resources, including new hires, and quality of services provided by the Adviser under the Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Adviser. The Board reviewed the Adviser's financial statements and concluded that the Adviser is financially able to provide investment advisory services to the Fund.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005


The Board then considered information provided by the Adviser regarding its profitability with respect to the Fund. The Board considered the Adviser's allocation of portfolio manager, research, technology and client service resources devoted to the Fund. The Board also considered that the Adviser continues to waive certain advisory fees and, as necessary, reimburse Fund expenses. The Board also concluded that the level of the Adviser's profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund.

The Adviser also discussed its approach to managing the Fund as well as the Fund's performance. The Adviser represented that it would continue to provide high quality portfolio management services to the Fund so long as it serves as Adviser to the Fund. The Board considered the Fund's performance since inception. The Board noted that the Fund outperformed its index for the 3-, 6- and 9-month and 1-and 3-year periods. The Board also considered that the Fund had been ranked on the top quartile in its Lipper, Inc. peer group for the 1- and 3-year periods. The Board concluded that the Fund's performance was reasonable in comparison to its peers and benchmark.

The Board also considered the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on fees, expenses, and performance of similar mutual funds. In this regard, the Board noted that while the Adviser's contractual advisory fee rate was higher than the mean and median advisory fee for its Lipper Inc. peer group, the Adviser's advisory fee, after waivers, was below the mean and median advisory fee for its Lipper Inc. peer group. The Board also considered the Fund's total expense ratio, noting the Adviser's intent to continue to waive a portion of its fee through October 31, 2006 in order to maintain the Fund's total annual operating expenses at 1.25% of the Fund's average daily net assets. The Board recognized that it was difficult to compare expense ratios because of variations in the services provided by the Adviser that are included in the fees paid by other funds. The Board concluded that the Adviser's advisory fee rate charged to the Fund was reasonable.

The Board then considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Board considered the size of the Fund and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

The Board considered the Adviser's trading practices and brokerage allocation policies, noting that the Adviser does not intend to use soft dollar arrangements with respect to the Fund.

Prior to voting, the Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board concluded that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and other such matters as the Board considered relevant in the exercise of its reasonable judgment.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005


ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides administration, portfolio accounting and transfer agency services to the Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or with Citigroup or its affiliated companies. The certifying officers of the Trust are also principals of the Distributor.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer and Principal Financial Officer to the Trust as well as certain additional compliance support functions.

TRUSTEES AND OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser has contractually agreed to waive its fees to limit the Fund's net expenses to 1.25% of the Fund's average daily net assets through October 31, 2006. Citigroup and the Distributor have voluntarily agreed to waive a portion of their fees. The Distributor has voluntarily agreed to waive a portion of its Compliance Services fees through June 30, 2006. These voluntary waivers may be reduced or eliminated at any time. For the six months ended December 31, 2005, fees waived were as follows:

            INVESTMENT               COMPLIANCE TRANSFER TOTAL FEES
             ADVISER   ADMINISTRATOR  SERVICES   AGENCY    WAIVED
            ---------- ------------- ---------- -------- ----------
             $70,032      $3,702       $3,156     $67     $76,957

Citigroup was contractually obligated to pay a portion of the fees due to the Distributor under the Compliance Services Agreement through December 31, 2005.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were $8,506,583 and $1,939,225, respectively, for the six months ended December 31, 2005.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of June 30, 2005, distributable earnings (accumulated losses) on a tax basis were as follows:

               Unrealized Appreciation (Depreciation) $7,269,396
               Capital and Other Losses                  (25,294)
                                                      ----------
               Total                                  $7,244,102
                                                      ==========

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005


As of June 30, 2005 the Fund has a capital loss carryover to offset future capital gains of $2,232 and $6, expiring in 2012 and 2013, respectively.

NOTE 7. PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (866) 2DF-DENT and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 2DF-DENT and on the SEC's website at www.sec.gov.

NOTE 8. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

NOTE 9. SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

                                                    DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005


Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                             BEGINNING        ENDING
                           ACCOUNT VALUE   ACCOUNT VALUE   EXPENSES PAID
                           JULY 1, 2005  DECEMBER 31, 2005 DURING PERIOD*
       -                   ------------- ----------------- --------------
       Actual Return         $1,000.00       $1,104.83         $6.63
       Hypothetical Return   $1,000.00       $1,018.90         $6.36

----------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

                                                    DF DENT PREMIER GROWTH FUND

[LOGO]
DFDENT

                                    PREMIER
                                  GROWTH FUND

                             NASDAQ TICKER SYMBOL
                                     DFDPX

                              INVESTMENT ADVISER

                          D.F. Dent and Company, Inc.
                             Two East Read Street
                              Baltimore, MD 21202
                                www.dfdent.com

                                TRANSFER AGENT

                         Citigroup Fund Services, LLC
                                  PO Box 446
                              Portland, ME 04112
                                (866) 2DF-DENT

                                  DISTRIBUTOR

                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                              Portland, ME 04101
                               www.foresides.com


This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

[LOGO]


                          SEMI-ANNUAL REPORT


                      GOLDEN LARGE CORE VALUE FUND

                      GOLDEN SMALL CORE VALUE FUND

                          DECEMBER 31, 2005
                            (UNAUDITED)

--------------------------------------------------------------------------------

A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2005

--------------------------------------------------------------------------------

                                                              December 31, 2005

Dear Shareholder,

   We are pleased to present the semi-annual report for the Golden Large Core Value Fund and the Golden Small Core Value Fund (the "Funds") for the period since inception on September 13, 2005 through December 31, 2005.

   The investment objective for the Golden Large Core Value Fund and the Golden Small Core Value Fund is to achieve long-term capital appreciation and maximize long-term total return, respectively.

GOLDEN LARGE CORE VALUE FUND

   The Fund performed well since commencing operations on September 13/th/, generating a cumulative return of 2.39%, compared to the S&P 500 Index return of 1.95% for the same time period.

   During the fourth quarter, consumer confidence grew in spite of rising interest rates as the backdrop of low inflation, lower oil prices, rising manufacturing, strong durable goods orders and productivity gains raised optimism about the economic prospects for 2006. Global economic expansion also continued as evidenced by a strong profit revival in Europe and Japan.

   The Fund performed closely in line with the benchmark during the period. The modest advantage versus the benchmark was enabled by favorable stock selection in Materials and Health Care.

   Our investment process is centered on finding fundamentally attractive, undervalued companies with the potential to deliver future earnings in excess of current analyst expectations. To do this, we utilize two proprietary valuation and earnings surprise models to help identify the catalyst within each company that makes them unsustainably cheap.

   Portfolio construction is also a key component to delivering consistent results. We strive for sector neutrality in building a broadly diversified portfolio and on average limit our specific security weightings to no more than 3-3.5% of the total portfolio.

   Even though Energy was the hot sector for 2005, during the September 13 to December 31, 2005 time period that the Fund was active, Energy was the worst performing group. After rising significantly earlier in the year, crude oil prices backed off modestly in the fourth quarter. Materials and Industrials were two outperforming groups during the period. The continued strong growth and productivity advancements in the economy guided investors toward the economically sensitive groups.

   In the Health Care group, Aetna, Inc., UnitedHealth Group, Inc, and Becton Dickinson, Inc. each reported strong 3Q earnings and saw share prices gain more than 15%. Insurance stocks within the Financial sector worked well in the portfolio as ACE Ltd. gained 24% and Aon Corp. rose 13%.

   Three of our Energy holdings had significant pullbacks during the period. ConocoPhillips was the weakest as it declined 16% on the retreat in crude prices and concern over the announced acquisition of Burlington Resources. Exxon Mobil Corp. and Chevron Corp. lost 13% and 10% respectively.

--------------------------------------------------------------------------------

A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2005

--------------------------------------------------------------------------------


GOLDEN SMALL CORE VALUE FUND

   The Fund performed extremely well since commencing operations on September 13/th/, generating a cumulative return of 6.80%, compared to the S&P SmallCap 600 Index return of 0.33% and the Russell 2000 Index return of 0.41% for the same period.

   During the fourth quarter, consumer confidence grew in spite of rising interest rates as the backdrop of low inflation, lower oil prices, rising manufacturing, strong durable goods orders and productivity gains raised optimism about the economic prospects for 2006. Global economic expansion also continued as evidenced by a strong profit revival in Europe and Japan.

   The Fund benefited from strong stock selection in five out of ten economic sectors. The best performing sectors included Industrials, Financials, Information Technology and Consumer Discretionary. We were also slightly over-weighted in Financials and Information Technology, which further enhanced performance.

   Our investment process is centered on finding fundamentally attractive, undervalued companies with the potential to deliver future earnings in excess of current analyst expectations. To do this, we utilize two proprietary valuation and earnings surprise models to help identify the catalyst within each company that makes them unsustainably cheap.

   Portfolio construction is also a key component to delivering consistent results. We strive for sector neutrality in building a broadly diversified portfolio and on average limit our specific security weightings to no more than 2-2.5% of the total portfolio.

   In aggregate, small cap investors seemed to stay on the sidelines during the fourth quarter, which resulted in only a modest improvement in the market averages. Many waited for a signal that the Fed would cease its trend of interest rate increases, and give a lift to the markets heading into the New Year.

   The best performing stocks within the portfolio for the period included Payless Shoesource, Inc. (+49.85%), Wesco International, Inc. (+37.79%), and Global Payments, Inc. (+37.19%). All three reported better than expected third quarter earnings.

   The worst performing stocks within the portfolio for the period included Cutera, Inc. (-37.83%), which declined sharply after news that they would face a key competitor in court over a patent infringement allegation. After evaluating any potential impact from this case, we strongly feel that this sell-off was unwarranted. UGI Corp. (-21.88%) also swooned and tripped our sell discipline based on management's lowered guidance for 2006 and the resulting decline in analyst estimates.

Sincerely,


                     /s/ Greg W. Golden, CFA    /s/ Jeff C. Moser, CFA

Portfolio Managers
Golden Capital Management, LLC

THE VIEWS IN THIS REPORT WERE THOSE OF THE PORTFOLIO MANAGERS AS OF DECEMBER 31, 2005 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENTS AND DO NOT CONSTITUTE INVESTMENT ADVICE.

IN CONNECTION WITH THE SMALL CORE VALUE FUND, INVESTMENTS IN SMALLER COMPANIES CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK.

--------------------------------------------------------------------------------

PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2005

--------------------------------------------------------------------------------

The graph and table reflect the change in value of a hypothetical $10,000 investment in Golden Large Core Value Fund and Golden Small Core Value Fund, including reinvestment of dividends and distributions, compared with broad-based securities market indices, since inception. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The S&P SmallCap 600 Index is a market capitalization-weighted index of the stocks in the Standard & Poor's SmallCap 600 Index having the highest price-to-book ratios, which represents approximately half of the S&P 600 on a market capitalization basis. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market. The total return of each Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. Each Fund is professionally managed while the indices are unmanaged and are not available for investment.

PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM EACH FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN EACH FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. DURING THE PERIOD, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
                GOLDEN LARGE CORE VALUE FUND VS. S&P 500 INDEX

                                               SINCE INCEPTION
                 TOTAL RETURN ON 12/31/05        (09/13/05)
                 ------------------------        ----------
                 Golden Large Core Value Fund:       2.39%
                 S&P 500 Index:                      1.95%

                 INVESTMENT VALUE ON 12/31/05
                 ----------------------------
                 Golden Large Core Value Fund:     $10,239
                 S&P 500 Index:                    $10,195

                                [CHART]

              Golden Large Core Value Fund    S&P 500 Index
              ----------------------------    -------------
 09/13/05                  $10,000                $10,000
 09/30/05                  $10,110                $ 9,986
 10/31/05                  $ 9,860                $ 9,820
 11/30/05                  $10,280                $10,191
 12/31/05                  $10,239                $10,195

GOLDEN SMALL CORE VALUE FUND VS. S&P 600 SMALLCAP INDEX AND RUSSELL 2000 INDEX

                                               SINCE INCEPTION
                 TOTAL RETURN ON 12/31/05        (09/13/05)
                 ------------------------        ----------
                 Golden Small Core Value Fund:       6.80%
                 S&P SmallCap 600 Index:             0.33%
                 Russell 2000 Index:                 0.41%
                 INVESTMENT VALUE ON 12/31/05
                 ----------------------------
                 Golden Small Core Value Fund:     $10,680
                 S&P SmallCap 600 Index:           $10,033
                 Russell 2000 Index:               $10,041

                                    [CHART]

                 Golden Small Core     S&P SmallCap    Russell 2000
                   Value Fund           600 Index          Index
                 -----------------     ------------    ------------
   09/13/05           $10,000             $10,000         $10,000
   09/30/05           $10,360             $ 9,994         $ 9,929
   10/31/05           $10,230             $ 9,681         $ 9,621
   11/30/05           $10,780             $10,126         $10,088
   12/31/05           $10,680             $10,033         $10,041

--------------------------------------------------------------------------------

GOLDEN LARGE CORE VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005

--------------------------------------------------------------------------------

                                 SECURITY
              SHARES            DESCRIPTION               VALUE
              ------ --------------------------------- -----------
              COMMON STOCK -- 94.0%
              CONSUMER DISCRETIONARY -- 9.7%
                630  Federated Department Stores, Inc. $    41,788
                840  Harley-Davidson, Inc.                  43,252
                740  Lennar Corp., Class A                  45,155
                500  Nike, Inc., Class B                    43,395
              1,460  Office Depot, Inc.+                    45,844
                                                       -----------
                                                           219,434
                                                       -----------

              COMSUMER STAPLES -- 5.8%
                790  Clorox Co.                             44,943
                970  Kellogg Co.                            41,923
                750  Procter & Gamble Co.                   43,410
                                                       -----------
                                                           130,276
                                                       -----------

              ENERGY -- 7.3%
                720  Chevron Corp.                          40,874
                700  ConocoPhillips                         40,726
                750  Exxon Mobil Corp.                      42,127
                510  Occidental Petroleum Corp.             40,739
                                                       -----------
                                                           164,466
                                                       -----------

              FINANCIALS -- 20.7%
                790  ACE Ltd.                               42,218
                770  Allstate Corp.                         41,634
              1,200  Aon Corp.                              43,140
                930  Bank of America Corp.                  42,919
                750  Comerica, Inc.                         42,570
                340  Lehman Brothers Holdings, Inc.         43,578
                830  Lincoln National Corp.                 44,015
              1,290  Mellon Financial Corp.                 44,182
                630  Merrill Lynch & Co., Inc.              42,670
                840  Metlife, Inc.                          41,160
                810  Northern Trust Corp.                   41,974
                                                       -----------
                                                           470,060
                                                       -----------

              HEALTH CARE -- 11.1%
                450  Aetna, Inc.                            42,439
                520  Bausch & Lomb, Inc.                    35,308
                730  Becton Dickinson & Co.                 43,858
                710  Johnson & Johnson                      42,671

                                 SECURITY
             SHARES             DESCRIPTION                VALUE
             ------ ----------------------------------- -----------
             HEALTH CARE, CONTINUED
               680  UnitedHealth Group, Inc.            $    42,255
               980  Wyeth                                    45,149
                                                        -----------
                                                            251,680
                                                        -----------

             INDUSTRIALS -- 13.3%
               550  3M Co.                                   42,625
               500  Black & Decker Corp.                     43,480
               590  Cooper Industries, Ltd.                  43,070
               660  Eaton Corp.                              44,279
             1,390  Thermo Electron Corp.+                   41,881
             1,530  Tyco International, Ltd.                 44,156
               770  United Technologies Corp.                43,051
                                                        -----------
                                                            302,542
                                                        -----------

             INFORMATION TECHNOLOGY -- 14.9%
               790  Affiliated Computer Services, Inc.,
                     Class A+                                46,752
               870  Computer Sciences Corp.+                 44,057
             1,460  Hewlett-Packard Co.                      41,800
               490  IBM                                      40,278
             1,660  Intel Corp.                              41,433
             1,540  Microsoft Corp.                          40,271
             3,430  Oracle Corp.+                            41,880
             1,310  Texas Instruments, Inc.                  42,012
                                                        -----------
                                                            338,483
                                                        -----------

             MATERIALS -- 1.9%
               810  Praxair, Inc.                            42,898
                                                        -----------

             TELECOMMUNICATION -- 7.4%
               660  Alltel Corp.                             41,646
             1,650  Amdocs Ltd.+                             45,375
             1,830  Motorola, Inc.                           41,340
             1,730  Sprint Nextel Corp.                      40,413
                                                        -----------
                                                            168,774
                                                        -----------

             UTILITIES -- 1.9%
               790  Exelon Corp.                             41,981
                                                        -----------
             Total Common Stock
              (Cost $2,073,354)                           2,130,594
                                                        -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

GOLDEN LARGE CORE VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005

--------------------------------------------------------------------------------

                                  SECURITY
             SHARES              DESCRIPTION               VALUE
            --------- --------------------------------- -----------
            MUTUAL FUND -- 2.8%
                 510  iShares S&P 500 Index Fund
                       (Cost $62,004)                   $    63,566
                                                        -----------
            SHORT-TERM INVESTMENTS -- 3.1%
            MONEY MARKET FUND -- 3.1%
              70,866  Fidelity Institutional Cash Money
                       Market Fund ($70,866)                 70,866
                                                        -----------

            PRINCIPAL
            ---------
            MONEY MARKET DEPOSIT ACCOUNT -- 0.0%
             $   107  Citibank Money Market Deposit
                       Account ($107)                           107
                                                        -----------
            Total Short-Term Investments
             (Cost $70,973)                                  70,973
                                                        -----------
            Total Investments -- 99.9%
             (Cost $2,206,331)*                         $ 2,265,133
            Other Assets & Liabilities, Net -- 0.1%           3,168
                                                        -----------
            NET ASSETS -- 100.0%                        $ 2,268,301
                                                        ===========

                        PORTFOLIO HOLDINGS
                        % OF NET ASSETS

                        Consumer Discretionary      9.7%
                        Consumer Staples            5.7%
                        Energy                      7.3%
                        Financials                 20.7%
                        Health Care                11.1%
                        Industrials                13.3%
                        Information Technology     15.0%
                        Materials                   1.9%
                        Telecommunication Services  7.4%
                        Utilities                   1.9%
                        Mutual Fund                 2.8%
                        Short-Term Investments      3.1%

-----------------
+ Non-income producing security.

* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

                    Gross Unrealized Appreciation $ 98,865
                    Gross Unrealized Depreciation  (40,063)
                                                  --------
                    Net Unrealized Appreciation
                     (Depreciation)               $ 58,802
                                                  ========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

GOLDEN SMALL CORE VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005

--------------------------------------------------------------------------------


                                 SECURITY
            SHARES              DESCRIPTION                 VALUE
            ------ ------------------------------------- -----------
            COMMON STOCK -- 97.5%
            CONSUMER DISCRETIONARY -- 19.7%
              497  BorgWarner, Inc.                      $    30,133
            2,268  Charming Shoppes, Inc.+                    29,938
              604  Hovnanian Enterprises, Inc., Class A+      29,983
              908  K-Swiss, Inc., Class A                     29,455
              477  MDC Holdings, Inc.                         29,564
              670  Oshkosh Truck Corp.                        29,875
            1,178  Payless Shoesource, Inc.+                  29,568
              834  RC2 Corp.+                                 29,624
              861  Steiner Leisure, Ltd.+                     30,618
              675  Toro Co.                                   29,545
              705  WESCO International, Inc.+                 30,125
            1,331  Wolverine World Wide, Inc.                 29,894
                                                         -----------
                                                             358,322
                                                         -----------

            COMSUMER STAPLES -- 1.6%
              780  John H. Harland Co.                        29,328
                                                         -----------

            ENERGY -- 6.5%
              516  Berry Petroleum Co., Class A               29,515
              812  Cal Dive International, Inc.+              29,143
              787  Frontier Oil Corp.                         29,536
              585  Lone Star Technologies, Inc.+              30,221
                                                         -----------
                                                             118,415
                                                         -----------

            FINANCIALS -- 17.8%
              549  Arch Capital Group, Ltd.+                  30,058
              568  Bank of Hawaii Corp.                       29,275
              522  Corus Bankshares, Inc.                     29,373
              436  Downey Financial Corp.                     29,818
              826  Investment Technology Group, Inc.+         29,273
            1,038  Ohio Casualty Corp.                        29,396
              308  Philadelphia Consolidated Holding
                    Corp.+                                    29,780
              954  Platinum Underwriters Holdings, Ltd.       29,641
              620  ProAssurance Corp.+                        30,157
              602  Stancorp Financial Group, Inc.             30,070
              632  SVB Financial Group+                       29,603
                                                         -----------
                                                             326,444
                                                         -----------

                                 SECURITY
            SHARES              DESCRIPTION                 VALUE
            ------ ------------------------------------- -----------
            HEALTH CARE -- 9.9%
            1,177  Cutera, Inc.+                         $    31,026
              618  Haemonetics Corp.+                         30,195
              646  Mentor Corp.                               29,768
              338  Pediatrix Medical Group, Inc.+             29,937
              374  Sierra Health Services, Inc.+              29,905
              752  Sybron Dental Specialties, Inc.+           29,937
                                                         -----------
                                                             180,768
                                                         -----------

            INDUSTRIALS -- 19.5%
              703  Ametek, Inc.                               29,906
              868  Benchmark Electronics, Inc.+               29,191
              536  CNF, Inc.                                  29,957
              244  Eagle Materials, Inc.                      29,856
              710  Landstar System, Inc.                      29,635
              801  Matthews International Corp., Class A      29,164
              599  Quanex Corp.                               29,932
              728  Ryder System, Inc.                         29,863
              799  Silgan Holdings, Inc.                      28,860
              507  Terex Corp.+                               30,116
              942  Timken Co.                                 30,163
              352  Woodward Governor Co.                      30,275
                                                         -----------
                                                             356,918
                                                         -----------

            INFORMATION TECHNOLOGY -- 14.5%
            1,646  Agilysys, Inc.                             29,990
              660  Ansys, Inc.+                               28,175
            1,486  Emulex Corp.+                              29,408
              630  Global Payments, Inc.                      29,364
              833  Hyperion Solutions Corp.+                  29,838
              648  Imation Corp.                              29,853
            1,142  Infospace, Inc.+                           29,486
            1,251  Per-Se Technologies, Inc.+                 29,223
            1,040  Progress Software Corp.+                   29,515
                                                         -----------
                                                             264,852
                                                         -----------

            MATERIALS -- 3.2%
            1,081  Louisiana-Pacific Corp.                    29,695
              484  Reliance Steel & Aluminum Co.              29,582
                                                         -----------
                                                              59,277
                                                         -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

GOLDEN SMALL CORE VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005

--------------------------------------------------------------------------------

                                  SECURITY
             SHARES              DESCRIPTION               VALUE
            --------- --------------------------------- -----------
            TELECOMMUNICATION -- 3.2%
                 976  Adtran, Inc.                      $    29,026
               1,482  CommScope, Inc.                        29,833
                                                        -----------
                                                             58,859
                                                        -----------

            UTILITIES -- 1.6%
                 830  Energen Corp.                          30,146
                                                        -----------
            Total Common Stock
             (Cost $1,684,524)                            1,783,329
                                                        -----------

            MUTUAL FUND -- 0.9%
                 300  iShares S&P SmallCap 600 Index
                       Fund (Cost $17,748)                   17,331
                                                        -----------

            SHORT-TERM INVESTMENTS -- 6.7%
            MONEY MARKET FUND -- 6.7%
             121,611  Fidelity Institutional Cash Money
                       Market Fund ($121,611)               121,611
                                                        -----------

            PRINCIPAL
            ---------
            MONEY MARKET DEPOSIT ACCOUNT -- 0.0%
            $    465  Citibank Money Market Deposit
                       Account ($465)                           465
                                                        -----------
            Total Short-Term Investments
             (Cost $122,076)                                122,076
                                                        -----------
            Total Investments -- 105.1%
             (Cost $1,824,348)*                         $ 1,922,736
            Other Assets & Liabilities, Net -- (5.1%)       (92,511)
                                                        -----------
            NET ASSETS -- 100.0%                        $ 1,830,225
                                                        ===========

                        PORTFOLIO HOLDINGS
                        % OF NET ASSETS

                        Consumer Discretionary     19.6%
                        Consumer Staples            1.6%
                        Energy                      6.5%
                        Financials                 17.8%
                        Health Care                 9.9%
                        Industrials                19.5%
                        Information Technology     14.5%
                        Materials                   3.2%
                        Telecommunication Services  3.2%
                        Utilities                   1.7%
                        Mutual Fund                 0.9%
                        Short-Term Investments      6.7%

-----------------
+ Non-income producing security.

* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

                    Gross Unrealized Appreciation $143,577
                    Gross Unrealized Depreciation  (45,189)
                                                  --------
                    Net Unrealized Appreciation
                     (Depreciation)               $ 98,388
                                                  ========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

--------------------------------------------------------------------------------

                                                                        GOLDEN     GOLDEN
                                                                      LARGE CORE SMALL CORE
                                                                      VALUE FUND VALUE FUND
                                                                      ---------- ----------
ASSETS
   Total investments, at value
    (Cost $2,206,331 and $1,824,348, respectively)                    $2,265,133 $1,922,736
   Cash                                                                       --         65
   Receivables:
    Fund shares sold                                                       9,180      4,080
    Interest and dividends                                                 3,028      1,427
                                                                      ---------- ----------
Total Assets                                                           2,277,341  1,928,308
                                                                      ---------- ----------
LIABILITIES
   Payables:
    Dividends                                                              6,449         --
    Investment securities purchased                                           --     95,766
   Accrued Liabilities:
    Investment adviser fees                                                2,565      2,300
    Trustees' fees and expenses                                               26         17
                                                                      ---------- ----------
Total Liabilities                                                          9,040     98,083
                                                                      ---------- ----------
NET ASSETS                                                            $2,268,301 $1,830,225
                                                                      ========== ==========
COMPONENTS OF NET ASSETS
   Paid-in capital                                                    $2,196,917 $1,737,306
   Undistributed (distributions in excess of) net investment income          416       (126)
   Accumulated net realized gain (loss) on investments                    12,166     (5,343)
   Unrealized appreciation (depreciation) on investments                  58,802     98,388
                                                                      ---------- ----------
NET ASSETS                                                            $2,268,301 $1,830,225
                                                                      ========== ==========
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)              222,065    171,352
                                                                      ========== ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE        $    10.21 $    10.68
                                                                      ========== ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FROM SEPTEMBER 13, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------

                                                                           GOLDEN     GOLDEN
                                                                         LARGE CORE SMALL CORE
                                                                         VALUE FUND VALUE FUND
                                                                         ---------- ----------
INVESTMENT INCOME
   Interest income                                                        $ 1,014    $   741
   Dividend income                                                         10,591      3,773
                                                                          -------    -------
Total Investment Income                                                    11,605      4,514
                                                                          -------    -------
EXPENSES
   Investment adviser fees                                                  4,740      4,640
   Trustees' fees and expenses                                                 32         21
                                                                          -------    -------
Total Expenses                                                              4,772      4,661
   Expenses reimbursed                                                        (32)       (21)
                                                                          -------    -------
Net Expenses                                                                4,740      4,640
                                                                          -------    -------
NET INVESTMENT INCOME (LOSS)                                                6,865       (126)
                                                                          -------    -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                 12,166     (5,343)
   Net change in unrealized appreciation (depreciation) on investments     58,802     98,388
                                                                          -------    -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                     70,968     93,045
                                                                          -------    -------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $77,833    $92,919
                                                                          =======    =======

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FROM SEPTEMBER 13, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2005

--------------------------------------------------------------------------------

                                                                                  GOLDEN               GOLDEN
                                                                                LARGE CORE           SMALL CORE
                                                                                VALUE FUND           VALUE FUND
                                                                           -------------------  -------------------
OPERATIONS
  Net investment income (loss)                                             $    6,865           $     (126)
  Net realized gain (loss) on investments                                      12,166               (5,343)
  Net change in unrealized appreciation (depreciation) on investments          58,802               98,388
                                                                           ----------           ----------
Increase (Decrease) in Net Assets Resulting from Operations                    77,833               92,919
                                                                           ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                        (6,449)                  --
                                                                           ----------           ----------
Total Distributions to Shareholders                                            (6,449)                  --
                                                                           ----------           ----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                            2,684,976  269,701   1,787,682  176,016
  Redemption of shares                                                       (488,059) (47,636)    (50,376)  (4,664)
                                                                           ----------  -------  ----------  -------
Increase (Decrease) from Capital Share Transactions                         2,196,917  222,065   1,737,306  171,352
                                                                           ----------  =======  ----------  =======
Increase (Decrease) in Net Assets                                          $2,268,301           $1,830,225
                                                                           ----------           ----------
NET ASSETS
  Beginning of Period                                                              --                   --
  End of Period (a)                                                        $2,268,301           $1,830,225
                                                                           ==========           ==========
 (a) Accumulated undistributed (distributions in excess of) net investment
     income, December 31, 2005                                             $      416           $     (126)
                                                                           ==========           ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                          SEPTEMBER 13, 2005 (A)
                                                                 THROUGH
                                                            DECEMBER 31, 2005
                                                          ----------------------
--------------------------------------------------------------------------------
GOLDEN LARGE CORE VALUE FUND
NET ASSET VALUE, BEGINNING OF PERIOD                              $10.00
                                                                  ------
INVESTMENT OPERATIONS
  Net investment income (loss) (b)                                  0.03
  Net realized and unrealized gain (loss) on investments            0.21
                                                                  ------
Total from Investment Operations                                    0.24
                                                                  ------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gains                                               (0.03)
                                                                  ------
Total Distributions to Shareholders                                (0.03)
                                                                  ------
NET ASSET VALUE, END OF PERIOD                                    $10.21
                                                                  ======
TOTAL RETURN (C)                                                    2.39%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                       $2,268
Ratios to Average Net Assets (d):
  Net expenses                                                      0.70%
  Gross expenses (e)                                                0.70%
  Net investment income (loss)                                      1.01%
PORTFOLIO TURNOVER RATE (C)                                           28%
--------------------------------------------------------------------------------
GOLDEN SMALL CORE VALUE FUND
NET ASSET VALUE, BEGINNING OF PERIOD                              $10.00
                                                                  ------
INVESTMENT OPERATIONS
  Net investment income (loss) (b)                                    --(f)
  Net realized and unrealized gain (loss) on investments            0.68
                                                                  ------
Total from Investment Operations                                    0.68
                                                                  ------
NET ASSET VALUE, END OF PERIOD                                    $10.68
                                                                  ======
TOTAL RETURN (C)                                                    6.80%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                       $1,830
Ratios to Average Net Assets (d):
  Net expenses                                                      1.10%
  Gross expenses (e)                                                1.10%
  Net investment income                                            (0.03)%
PORTFOLIO TURNOVER RATE (C)                                           15%

(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Not annualized for periods less than one year.
(d)Annualized for periods less than one year.
(e)Reflects the expense ratio excluding any waivers and/or reimbursements.
(f)Less than $0.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Golden Large Core Value Fund and Golden Small Core Value Fund (individually, a "Fund" and, collectively, the "Funds"), each a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Institutional Shares and Investor Shares. As of December 31, 2005, Investor Shares had not commenced operations. Golden Large Core Value Fund seeks to achieve long-term capital appreciation. Golden Small Core Value Fund seeks to achieve maximum long-term total return. Each Fund commenced operations on September 13, 2005.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles, generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION-Exchange traded securities and over-the-counter securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the last reported sales price or the NASDAQ Official Closing Price ("NOCP"), provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale or NOCP, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITIES TRANSACTIONS, INTEREST INCOME AND REALIZED GAIN AND LOSS-Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. All premium and discount is amortized and accreted according to Federal income tax regulations. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

--------------------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS-Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by the Funds.

FEDERAL TAXES-Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION-The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

Each share of each Fund class represents an undivided, proportionate interest in each Fund. The Funds' class specific expenses include shareholder servicing fees, distribution fees, transfer agency fees, registration fees and certain expenses determined by the Trust's Board.

Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of each Fund.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER-Golden Capital Management, LLC is the investment adviser (the "Adviser" or "Golden") to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.70% and 1.10% of the average daily net assets of Golden Large Core Value Fund and Golden Small Core Value Fund, respectively. Under the terms of the investment advisory agreement (the "Original Agreement"), the Adviser is obligated to pay all expenses of the Funds except brokerage costs, commissions, borrowing costs, taxes, certain compensation and expenses of the Trustees of Forum Funds, any expenses it is authorized to pay under Rule 12b-1 and extraordinary and non-recurring expenses.

The Board has called a special meeting of the shareholders of the Funds, to approve a new investment advisory agreement (the "New Agreement") between the Trust and the Adviser.

On September 30, 2005, one of the owners of the Adviser, Strategic Investment Group Ventures, LLC, sold its equity interest in the Adviser. The Board terminated the Original Agreement effective prior to the Adviser's change in control on September 29, 2005 and appointed the Adviser, with its restructured ownership, as the Funds' investment adviser pursuant to an interim Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds dated September 30, 2005 (the "Interim Agreement"). The Interim Agreement was approved by the Board at its September 22, 2005 meeting and will remain in effect for 150 days from the date of termination of the Original Agreement or until the date that the Funds' shareholders approve the New Agreement, whichever is earlier.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

--------------------------------------------------------------------------------


The terms of the New Agreement are identical in all material respects to those of the Original Agreement but for the effective date. The Board approved the New Agreement at its September 22, 2005 meeting, subject to the approval of each Fund's shareholders. The shareholder meeting is scheduled to be held on February 24, 2006.

INVESTMENT ADVISORY AGREEMENT APPROVAL-At the September 22, 2005 Board meeting, the Board, including the Independent Trustees, considered the approval of the New Agreement. In evaluating the New Agreement, the Board reviewed materials furnished by Golden and Citigroup Fund Services, LLC ("Citigroup"), including information regarding: (1) services to be provided to the Funds including the nature, extent and quality of such services and the investment performance of Golden's separately managed accounts; (2) the compensation to be paid to Golden including the cost of advisory services to be provided and profits to be realized by Golden and its affiliates from the relationship with the Funds;
(3) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee reflects these economies of scale for the benefit of the Funds' investors; (4) other benefits received by Golden and its affiliates from their relationship with the Funds; (5) the continuation of services by other Fund service providers after the change in control (the "Transfer"); and (6) whether any burden on the Funds would result from the Transfer. In particular, the Board focused on the following factors and made the following conclusions in considering approval of the New Agreement:

   SERVICES. In considering the nature, extent and quality of the services provided to the Funds by Golden, the Board observed that the portfolio management team has worked together since 1992. Golden represented that it would continue to provide high quality portfolio management services to the Funds under the New Agreement. Golden also represented that it has adequate staffing levels to service the Funds and will be proactive in taking necessary steps to ensure that adequate staffing levels are maintained as Golden grows. The Board concluded that the approval of the New Agreement would not interfere with the day-to-day management of the Funds and that Golden has the requisite back office support to help ensure continuation of Fund operations under the New Agreement. The Board also concluded that the scope and quality of services to be provided to the Funds will be at least equivalent to the scope and quality of services that have been provided under the previous investment advisory agreement.

   PERFORMANCE. The Board did not consider the Funds' performance as the Funds are new and have no performance history. The Board did, however, consider the portfolio management team's investment accounts using the same investment style as the Funds and that these accounts have outperformed their primary benchmark for the one-, three- and five-year periods ending March 31, 2005. The Board concluded that performance was not a significant factor regarding approval of the New Agreement due to the relatively short period that the Funds have been in operation.

   COMPENSATION AND ECONOMIES OF SCALE. The advisory fee to be paid by the Funds under the New Agreement will be the same as the advisory fee paid by the Funds under the Original and Interim Agreements. The Board considered Golden's compensation for continuing to provide advisory services to the Funds and analyzed comparative information on fees and total expenses of similar mutual funds. The Board also discussed the difference in the advisory fees charged to the Funds and the fees charged to Golden's other clients. The Board noted that Golden's proposed gross and net advisory fees

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

--------------------------------------------------------------------------------

   were within the range of their Lipper Inc. peer groups, after considering that Golden would continue to pay most Fund-related expenses out of its advisory fee. The Board observed that Large Core Fund's proposed total expenses were lower than the mean and median total expenses for its Lipper Inc. peer groups. The Board also observed that Golden Small Core Value Fund's proposed total expenses were lower than the mean and median total expenses for its Lipper Inc. peer groups except for Investor Shares, which while lower than the mean, was slightly above the median total expenses for its Lipper Inc. peer group. The Board recognized that it was difficult to make comparisons of expense ratios because of the variations in the services that are included in the fees paid by other funds. The Board concluded that Golden's advisory fee, after waivers, was reasonable when compared with the Lipper Inc. peer group average.

   The Board then considered whether the Funds would benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints. The Board considered the anticipated size of the Funds and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

   OTHER BENEFITS TO GOLDEN. Golden represented that it did not expect to receive any other benefits from its relationship with the Funds. Based on the foregoing, the Board concluded that other benefits to be received by Golden from its relationship with the Funds was not a material factor to consider in approving the Advisory Agreement.

   CONTINUITY OF SERVICE PROVIDERS. Citigroup will continue to serve as the Funds' administrator, transfer agent, and fund accountant under existing contracts. The Funds' custodian and distributor will also remain the same. The Board concluded that the continuation of the Funds' other service provider contracts would help ensure continuity of Fund operations under the New Agreement.

   NO UNDUE BURDEN ON THE FUNDS. The terms of the Original Agreement and New Agreement are identical in all material respects but for the effective date. The Board concluded that the approval of Transfer would not result in:
   (1) an increase in the Funds' advisory fees or total expenses; (2) a change in advisory services, portfolio management personnel, back office support or other service provider services; or (3) costs to the Funds in order to seek shareholder approval of the New Agreement.

Based upon its review, the Board concluded that the approval of the New Agreement was reasonable, fair and in the best interests of the Funds and their respective shareholders. The Board approved the New Agreement subject to the approval of the New Agreement by the Funds' shareholders.

ADMINISTRATION AND OTHER SERVICES-Citigroup provides administration, portfolio accounting and transfer agency services to the Funds.

DISTRIBUTION-Foreside Fund Services, LLC is the Trust's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The certifying officers of the Trust are also principals of the Distributor. Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act, with respect to Investor Shares, ("Distribution Plan"), the Fund will pay the Distributor a fee at an annual rate of 0.25% of the average daily net assets of Investor Shares, which have not yet commenced operations.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

--------------------------------------------------------------------------------


Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer and Principal Financial Officer to the Trust as well as certain additional compliance support functions.

TRUSTEES AND OFFICERS-Certain Trustees and officers of the trust are directors, officers or employees of Citigroup or the Distributor.

NOTE 4. WAIVER OF FEES

The Adviser has voluntarily agreed to waive a portion of its fees. The voluntary waivers may be reduced or eliminated at any time. For the period ended December 31, 2005 the Adviser reimbursed fees of $32 and $21 for the Golden Large Core Value Fund and Golden Small Core Value Fund, respectively.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the period ended December 31, 2005, were as follows:

                                             PURCHASES   SALES
                                             ---------- --------
                Golden Large Core Value Fund $2,805,470 $682,278
                Golden Small Core Value Fund  1,944,785  237,170

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of December 31, 2005, distributable earnings (accumulated losses) on a tax basis were as follows:

                               UNDISTRIBUTED  CAPITAL    UNREALIZED
                                 ORDINARY    AND OTHER  APPRECATION
                               INCOME (LOSS)  LOSSES   (DEPRECIATION)  TOTAL
                               ------------- --------- -------------- -------
  Golden Large Core Value Fund    $12,850     $    --     $58,534     $71,384
  Golden Small Core Value Fund         --      (5,311)     98,356      93,045

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

NOTE 7. PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolio is available, without charge and upon request, by calling (800) 206-8610 and on the SEC's website at www.sec.gov. The Funds' proxy voting records for the period of September 13, 2005 (the Fund's commencement of operations) through June 30, 2006 will be available, without charge and upon request, by calling
(800) 206-8610 and on the SEC's website at www.sec.gov.

NOTE 8. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge on the SEC's

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

--------------------------------------------------------------------------------

website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

NOTE 9. SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from the Funds' inception through December 31, 2005.

ACTUAL EXPENSES-The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES-The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                             ENDING ACCOUNT    EXPENSES   ANNUALIZED
                               BEGINNING          VALUE       PAID DURING  EXPENSE
                             ACCOUNT VALUE* DECEMBER 31, 2005   PERIOD*     RATIO*
                             -------------- ----------------- ----------- ----------
GOLDEN LARGE CORE VALUE FUND
   Actual Return               $1,000.00        $1,023.90        $2.12       0.70%
   Hypothetical Return         $1,000.00        $1,021.68        $3.57       0.70%
GOLDEN SMALL CORE VALUE FUND
   Actual Return               $1,000.00        $1,068.00        $3.40       1.10%
   Hypothetical Return         $1,000.00        $1,019.66        $5.60       1.10%

-----------------
* Expenses are equal to the Funds' annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 to reflect the half-year period (except for the Funds' actual return information which reflects the 109-day period ended December 31 due to inception date occurring during the period).

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

--------------------------------------------------------------------------------


NOTE 10. OTHER INFORMATION

On December 31, 2005, one shareholder held approximately 93% of the outstanding shares of the Golden Large Core Value Fund and 90% of the outstanding shares of the Golden Small Core Value Fund. These shareholders are comprised of an omnibus account, which is held on behalf of several individual shareholders.

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                             Portland, Maine 04101
                               www.foresides.com

   This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

FOR MORE INFORMATION

                         GOLDEN LARGE CORE VALUE FUND

                         GOLDEN SMALL CORE VALUE FUND

                                 GOLDEN FUNDS
                                 P.O. BOX 446
                             PORTLAND, MAINE 04112
                                (800) 206-8610
[LOGO]

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Included as part of report to shareholder under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant's President and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        FORUM FUNDS

By       /s/ Simon D. Collier
         ---------------------------
         Simon D. Collier, President & Principal Executive Officer

Date     9/5/06
         ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ Simon D. Collier
         -----------------------------------
         Simon D. Collier, President & Principal Executive Officer

Date     9/5/06
         -----------------------------------


By       /s/ Trudance L. Bakke
         -----------------------------------
         Trudance L. Bakke, Principal Financial Officer

Date     9/5/06
         -----------------------------------